EXHIBIT 10.21

                              SEPARATION AGREEMENT

              This Separation Agreement ("Agreement") is dated as of April 19, 1999, and is entered into by and between ANDREW MILLER, with an address at 27 Reynolds Lane, Katonah, New York 10536 ("Miller") and Jenna Lane, Inc., a Delaware corporation with offices located at 1407 Broadway, New York, New York 10018 (the "Company").

              1. TERMINATION OF EMPLOYMENT AND EMPLOYMENT AGREEMENT. On June 8, 1998, Miller and Jenna Lane, Inc. entered into an employment agreement (the "Employment Agreement"). Miller and the Company hereby agree and acknowledge that Miller's employment with the Company shall terminate effective as of June 30, 1999 (the "Effective Date"). Except as otherwise expressly set forth herein, the parties hereto agree that the rights and obligations of both Miller and the Company arising under the Employment Agreement shall terminate and be of no further force and effect as of the date hereof, except as expressly provided herein, it being agreed upon that the benefits hereunder are a material inducement to Miller to enter into this Separation Agreement.

              2. RELEASE. In consideration of the benefits set forth in Section 3 below, the release described in Section 4 and other accommodations made to Miller, Miller hereby releases, waives, discharges and gives up any and all rights which Miller may have against the Company arising (a) out of Miller's employment with the Company, or any position held by him, including his position as an officer of the Company, or termination therefrom or the circumstances related thereto or (b) by reason of any other manner, cause or thing whatsoever to the date of Miller's execution and delivery of this Agreement, except to the extent the rights or obligations continue pursuant to this Agreement. Nothing in this Agreement shall preclude Miller from exercising his rights with respect to the vested stock options in the Company issued to Miller during the course of his employment, as more fully described in Section 5 below.

              3. BENEFITS. As consideration for entering into this Agreement, and for continuing to serve as President of the Company on a substantially full-time basis from the date hereof through and including the Effective Date, Miller shall receive, or have the use of, as the case may be, the following benefits:

              A. Commencing as of the date hereof and continuing until the earlier of (1) July 31, 1999, or (2) Miller's securing and commencing full time employment of his choosing, Miller shall be paid by the Company (I) a base salary equal to $4,000.00 per week and (II) an expense allowance equal to $4,000 per month;

              B. The lease on the Lexus RX 300 automobile is currently in Miller's name and the Company reimburses Miller for all lease payments. This arrangement will continue until the Effective Date, at which time Miller shall surrender the car to the Company, which shall remove Miller's name from the lease and assume, or have one of its employees, officers or directors assume, all obligations and liabilities thereunder, including all monthly lease payments, payment of insurance and any and all costs and expenses of returning the vehicle at the end of the lease. If the lease is unable to be assumed, the Company shall purchase the vehicle from Miller for $36,000.

              C. The Company shall continue to provide Miller and his dependents (spouse and children only) with one hundred percent (100%) of the cost of health insurance for a period equal to the earlier of (1) September 30, 1999 or (2) Miller's securing and commencing full time employment of his choosing.

                                       31


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              D. Miller shall retain his computer, scanner and printer currently located in his home, on condition that all information and data thereon pertaining to the Company is returned to the Company as of the Effective Date, and no copies of same shall be retained or otherwise used by Miller;

              E. At any time prior to the Effective Date, Miller shall be permitted to take a one week paid vacation.

              4. RELEASE BY COMPANY. As additional consideration for entering into this Agreement, the Company hereby releases, waives, discharges and gives up any and all rights which it may have against Miller arising (a) out of Miller's employment with the Company or any position held by him, including his position as an officer of the Company, or termination therefrom, or the circumstances related thereto or (b) by reason of any other manner, cause or thing whatsoever to the date of Miller's execution and delivery of this Agreement.

              5. PAYMENT OF COMPENSATION AND BENEFITS UNDER EMPLOYMENT AGREEMENT. The Company shall reimburse Miller for all documented expenses incurred through the Effective Date. The Company and Miller acknowledge that, in accordance with Paragraph 2 (b) of the Employment Agreement, Miller has the right to exercise a total of 100,000 Options (as defined in the Employment Agreement) in accordance with the schedule set forth therein. All rights of Miller in any options pursuant to the Employment Agreement, whether vested or not, shall continue to apply to all 100,000 Options, in accordance with the Stock Option Certificate and Agreement, a copy of which is attached hereto as Exhibit A.

              6. RESTRICTIVE COVENANT. It is understood and agreed that the restrictive covenants described in Paragraph 5 (b) of the Employment Agreement shall terminate and be of no further force and effect as of the Effective Date. The above notwithstanding, and provided that the Company is not in material default under this Agreement, the restrictions imposed on Miller pursuant to Paragraph 5(a) and 5(c) shall continue to be in full force and effect, and breach of same shall constitute a material default under this Agreement.

              7. RESIGNATION FROM OFFICE. As of the Effective Date, Miller hereby resigns from all positions in the Company including as a President, as an officer and employee.

              8. WHO IS BOUND. The Company and Miller are bound by this Agreement. Anyone who succeeds to Miller's rights and responsibilities, such as the executors of Miller's estate, shall hereby be bound, and anyone who succeeds to the Company's rights and responsibilities, such as successors and assigns, are also bound.

              9. CONSTRUCTION OF AGREEMENT. In the event that one or more of the provisions contained in this Agreement shall for any reason be held unenforceable in any respect under the law of any State of the United States, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall then be construed as if such unenforceable provision or provisions had never been contained herein. This Agreement shall be governed under the laws of the State of New York, without reference to choice of laws or rules.

              10. a. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled exclusively by final and binding arbitration administered by the American Arbitration Association in New York City, in accordance with its applicable rules; and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The prevailing party in any such arbitration action

                                       32


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shall have all legal fees and expenses incurred in connection therewith paid for by the non-prevailing party.

                    b. NON-DISPARAGEMENT. Both the Company and Miller further agree not to make any defamatory or derogatory statements concerning one another. Miller has the right to reasonably approve or disapprove any public information disseminated by the Company concerning his termination prior to such dissemination other than an objective description of the terms hereof in any of the Company's filings with the Securities and Exchange Commission.

              11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original hereof, but all of which together shall constitute one and the same instrument.

              IN WITNESS WHEREOF, the parties hereto have agreed and accepted this Agreement on the day first above written.

                                                /s/ Andrew Miller
                                               ----------------------
                                               ANDREW MILLER
                                               JENNA LANE, INC.


                                               By: /s/ Mitchell Dobies
                                               ----------------------
                                               MITCHELL DOBIES, VICE-CHAIRMAN

                                       33
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                                                                   EXHIBIT 10.22

         LEASE, dated January 5, 1999, between GETTINGER ASSOCIATES, a limited partnership, hereinafter referred to as "Landlord," and JENNA LANE INC., a Delaware Corporation, having its principal place of business at 2559B Route 130 South, Cranbury, New Jersey 08512, hereinafter jointly, severally and collectively referred to is "Tenant,"

         WITNESSETH: The Landlord does hereby lease to Tenant and Tenant does hereby take from the Landlord, the space(s) designated as Entire 24th Floor, substantially as outlined in red on the plan(s) attached hereto, on the twenty-fourth floor of the building known as 1407 BROADWAY, hereinafter referred to as "the building," in the Borough of Manhattan, City, County and State of New York, which space, together with all the fixtures and improvements which, at the commencement of or during the term, are thereto attached, is hereinafter referred to as "the premises" or "the demised premises," for a term to commence on August 1,1999, and to end on July 31, 2006, at the annual rental of four hundred ten thousand four hundred and no/100 ($410,400.00) dollars, which Tenant agrees to pay in lawful money of the United States of America, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord, except that Tenant shall pay the first monthly installment on the execution hereof unless this lease (Lease) be a renewal.

         The parties hereto, for themselves their heirs, distributed, executors, administrators, legal representatives, successors and assigns, hereby covenant, as follows:

                  1. Tenant shall pay the rent and additional rent as above and as hereinafter provided.

                  2. Tenant shall use and occupy the premises for SHOWROOM AND OFFICE FOR THE SALE (WHOLESALE ONLY) AND DISPLAY OF LADIES WEARING APPAREL, AND CHILDREN'S WEARING APPAREL,

and the premises shall be used for no other purpose.

                  3. Tenant for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Lease, nor sublet or suffer or permit the demised premises or any part thereof, to be used by others without the prior written consent of Landlord in each instance. The transfer of a majority of any class of the issued and outstanding capital stock of any corporate Tenant of this Lease or a majority of the total interest of any partnership or individual Tenant, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease. lf this Lease be assigned or if the demised premises of any part thereof be sublet or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect rent, additional rent and other charges from the assignee, sublessee or occupant, and apply the net amount so collected to the rent, additional rent or other charges herein provided, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, sublessee or occupant as tenant, or a release of Tenant from the further performance by it of the covenants on its part to be performed hereunder. The consent by Landlord to an assignment or subletting shall not in any wise be construed to relieve Tenant, subtenant or any assignee from obtaining the express consent in writing of Landlord to any further assignment or subletting. The listing of any name other than that of the Tenant, whether on the doors of the premises or on the building or floor directories, or otherwise, shall not operate to vest any right or interest in this Lease or in the premises, or be deemed to be the written consent of the Landlord mentioned in this paragraph, it being expressly understood that any such listing is a privilege extended by the Landlord, revocable at will by written notice to the Tenant, subtenant or assignee where Landlord has consented in writing to such subleasing or assignment.

                  4. The Tenant shall not obstruct or permit the obstruction of windows, halls, areas, roofs, stairways or entrances to the building, and will not affix, erect or inscribe any signs, projections, awnings, signals, lettering, painting or advertisements of any kind to any part of the premises including the inside or outside of the windows or doors and will not paint the inside or outside of the windows or doors unless and until the style, size, color, construction and location thereof have been approved in writing by the Landlord. The Landlord shall have the right to withdraw such approval at any time and to require the Tenant to remove any such signs, projections, awnings, signals, lettering, painting or advertisements without being liable to the Tenant by reason thereof and to charge the cost of doing so to the Tenant as additional rent. The Landlord also reserves to itself the sole right to designate the person, firm or corporation which shall do the work of lettering, painting and erecting of any and all signs to be affixed to the premises or the building.

                  5. Tenant shall make no alterations, changes, repairs, additions or improvements (structural or non-structural), in or to the demised premises including any and all mechanical, electrical, air conditioning, heating, and plumbing systems without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord. All such work shall be done at such times and in such manner as Landlord may designate. Prior to Tenant's commencing any work in and to the premises as provided in this paragraph, Tenant shall obtain in writing and deliver to Landlord, written and unconditional waivers of mechanics, and materialmen's liens from the persons or parties who are to perform such work and services in the premises, in such form as may be approved by Landlord. Any mechanic's or other lien filed against the premises or the building, for work claimed to have been done for or materials claimed to have been furnished to Tenant, shall be discharged by Tenant within 10 days thereafter at Tenant's expense, by filing the bond required by law. All work done or required to be done by the Tenant shall be done with union labor and union made materials only and shall comply in all respects and at all times with the rules and regulations of all municipal or other authorities having jurisdiction thereof.

* including the public corridor area leased herein, specifically the walls, ceiling, floor and elevator doors.

                  6. All fixtures, equipment, improvements made and appurtenances attached to or built into the space or premises at the commencement of or during the term, whether by the Landlord at its own expense or at the expense of the Tenant, or by the Tenant, shall be and remain part of the premises and shall not be removed by the Tenant at any time unless otherwise expressly provided in this Lease. All electric, plumbing, heating, sprinkling, telephone, telegraph, communication and radio systems, fixtures and outlets, partitions, railings, gates, doors, vaults, paneling, molding, shelving, radiator enclosures, corks, rubber, linoleum and composition floors, ventilating, silencing, air conditioning and cooling equipment shall be deemed to be included in such fixtures, equipment, improvements and appurtenances. Where not built into the space or premises and if furnished by or at the expense of the Tenant, all removable electric fixtures, carpets, wind deflectors, electric fans, water coolers, furniture, trade fixtures and business equipment shall not be deemed to be included in such fixtures, equipment, improvements and appurtenances, and may be removed by the Tenant upon condition that such removal does not render any damage to the building or premises and upon condition also that in the event of any damage the cost of repairing same shall be paid by the Tenant. All the outside walls of the premises, including corridor walls and the outside entrance doors to the premises, any balconies, terraces or roofs adjacent to the premises, and any space in the premises used for shafts, stacks, pipes, conduits, ducts or other building facilities and systems and the use thereof, as well as access thereto in and through the premises for the purpose of operation, maintenance, decoration and repair, are expressly reserved to the Landlord and the Landlord does not convey any rights to the Tenant therein.

                  7. Tenant shall take good care of the premises and fixtures therein and, subject to the provisions of paragraph 5 hereof shall make, as and when needed, as a result of misuse or neglect by Tenant or Tenant's servants, employees, agents, visitors, licensees, contractors, guests or invitees all repairs in and about the demised premises necessary to preserve them in good order and condition, which repairs shall be in quality and class equal to the original work. However, Landlord may repair, at the expense of Tenant, all damage or injury to the demised premises or to the building or to its fixtures, appurtenances or equipment, done or caused by Tenant or Tenant's servants, employees, agents, visitors, licensees, contractors, guests or invitees, or caused by moving property of Tenant in or out of the building, or by installation or removal of furniture or other property, or resulting from fire, air-conditioning unit or system short circuits, overflow or leakage of water, steam, illuminating gas, sewer gas, sewage or odors, or by frost, or by bursting or leaking of pipes or plumbing works, or gas, or from any other cause, due to the carelessness, negligence, or improper conduct of Tenant, or Tenant's servants, employees, agents, visitors, licensees, contractors, guests or invitees. Except as provided in paragraph 13 hereof, there shall be no allowance to Tenant for a diminution of rental value, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to person(s), property or business arising from the making of any repairs, alterations, additions or improvements in or to any portion of the building or the premises or in or to the fixtures, appurtenances or equipment, nor shall there be any liability upon the Landlord for failure to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in or to the fixtures, appurtenances or equipment. *The Tenant shall and does hereby indemnify and hold the Landlord harmless and free from all liability for all injuries suffered by any person(s), and for damages sustained to property, and for any monies paid out by Landlord in settlement of any claims or judgements resulting from such damages or injuries, as well as for all expenses and attorney's fees incurred by Landlord in connection therewith.

*unless the need for such are occasioned by the gross negligence or willful misconduct of Landlord, its representatives or agents.

                  8. Tenant will not clean, nor require, permit, suffer or allow any window in the premises to be cleaned, from the outside in violation of
Section 202 of the Labor Law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

                  9. Tenant, at Tenant's expense, shall comply with all laws, orders and regulations of federal, state, county and municipal authorities, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant arising out of the Tenant's use or occupancy of the demised premises, and shall not do or permit to be done, any act or thing upon said premises, which will invalidate or be in conflict with fire insurance policies covering the building, fixtures and property therein, and shall not do or permit to be done any act or thing upon said premises which shall or might subject the Landlord to any liability or responsibility for injury to any person or persons or to any property by reason of any business or operation being carried on upon said premises; and shall comply with all rules, orders, regulations or requirements of the New York Board of Fire Underwriters, or any other similar body and shall not do or permit anything to be done in or upon said premises, or bring or keep anything therein, which shall increase the rate of fire insurance on the building or on property located therein. If by reason of failure of Tenant to comply with the provisions hereof, or if by reason of the nature of the Tenant's occupancy, the fire insurance rate shall at any time be higher than it otherwise would be, then Tenant shall reimburse Landlord as additional rent hereunder, for that part of all fire insurance premiums thereafter paid by Landlord, which shall have been charged because of such violation or because of such occupancy by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of rate for the building or the premises issued by the New York Fire Insurance Exchange or other body making fire insurance rates for said premises, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises.

                  10. This Lease is and shall remain subject and subordinate to all ground or underlying leases, leasehold mortgages, and mortgages and building loan mortgages which may now or hereafter affect the real property of which the demised premises form a part and each and every of the advances which have heretofore been made or which may hereafter be made thereunder, and to all renewals, modifications, consolidations, replacements and extensions thereof. In confirmation of such subordination, Tenant shall execute promptly any instruments or certificate that Landlord may request. Tenant hereby irrevocably constitutes and appoints Landlord the Tenant's attorney-in-fact to execute any such instrument or certificate for and on behalf of Tenant. This clause shall, nevertheless, be self-operative.

                  11. Tenant and Tenant's agents, employees, visitors, licensees, contractors, guests or invitees, shall faithfully comply with the Rules and Regulations set forth on the back cover of this Lease, and with such further reasonable Rules and Regulations as Landlord at any time may make and communicate to Tenant, which, in the Landlord's judgment, shall be necessary for the reputation, safety, care or appearance of the building, or the preservation of good order therein, or the operation or maintenance of the building, its equip-equipment, or the more useful occupancy or comfort of the Tenants and others in the building. Landlord shall not be liable to Tenant for the violation of any said Rules and Regulations, or the breach of any covenant or condition in any lease by any other tenant in the building.

                  12. Landlord or Landlord's agents shall not be liable for any damage to property entrusted to employees of the building nor for the loss of any property by theft or otherwise. Landlord or Landlord's agents shall not be liable for any injury or damage to persons or property resulting from falling plaster, steam, gas, electricity, water, rain or snow which may leak from any part of the building or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, or by dampness or any other cause of whatsoever nature, unless caused by or due to the negligence of Landlord; nor shall Landlord be liable for any such damage caused by other tenants or persons in the building, or for interference with the light or other incorporeal hereditaments, or caused by operations in construction of any public or quasi public work; nor shall Landlord be liable for any latent defect in the building. Tenant shall reimburse Landlord as additional rent for all expenses, damages or fines incurred or suffered by Landlord by reason of any breach, violation or non-performance of any covenant or provision of this Lease by Tenant, or Tenant's servants, employees, agents, visitors, licensees, contractors, guests or invitees, or by reason of damage to person or property caused by moving property in or out of the building, or by the installation or removal of furniture or other property of or for the Tenant, or by reason of or arising out of the occupancy or use by Tenant of the premises or of the building, or from any other cause due to the carelessness, negligence or improper conduct of the Tenant or the Tenant's servants, employees, agents, visitors, licensees, contractors, guests or invitees.

                  13. If the demised premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors, licensees, contractors, guests or invitees, the damages shall be repaired by and at the expense of Landlord and the rent and additional rent until such repairs shall be made shall be apportioned according to that part of the premises which is usable by Tenant. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of fire insurance on the part of Landlord or Tenant, and for reasonable delay on account of "labor troubles." or any other cause beyond Landlord's control. But if the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and the Landlord shall decide not to rebuild the same, or if the building of which the demised premises are a part shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety (90)days after such fire or other cause, give Tenant a notice in writing of such decision, and thereupon the term of this Lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord. If any such repairs or restorations are not completed within 180 days of such damage, Tenant may, upon 60 days notice to Landlord, terminate this Lease with no further obligation to Landlord hereunder.

*provided that all rent payable hereunder shall abate if the demised premises shall be at least 75% untenantable.

                  14. If the entire land and building of which the demised premises are a part, shall be taken or condemned by any competent authority for any public or quasi public use or purpose, then and in that event, the term of this Lease shall cease and terminate from the date when the possession thereof shall be required for such use or purpose. If any part of the land or the building of which the demised premises are a part or any part of the demised premises shall be so acquired or condemned, then and in that event, the term of this Lease, at the option of the Landlord, on ten (10) days notice by Landlord to Tenant, shall cease and terminate from the date when possession of the part so taken shall be required for such use or purpose. In the event that Landlord shall not elect to terminate this Lease and part of the demised premises shall be so taken or condemned, the annual rental, additional rent and other charges, shall be apportioned from the date thereof, *In no event, under any of the circumstances described herein, shall Tenant have any claim for the value of any part of the unexpired term of the within Lease or any portion of the demised premises so taken or condemned and shall not share in any award that may be made to Landlord or others.

*If more than 50% of the demised premises are so taken, Tenant shall, within 30 days after such taking, have the right to terminate this Lease upon 30 days notice to Landlord.

                  15. As long as Tenant is not in default under any of the covenant of this Lease, Landlord shall, if and insofar as the existing facilities provide, at Landlord's expense: (a) run elevators on business days from 8 A. M. to 6 P. M. and in addition on Saturdays from 8 A.M. to 1 P.M. and also provide one elevator which will be subject to call during all other hours on business days, Saturdays, Sundays and holidays; (b) furnish on business days from 8 A. M. to 6 P. M. heat to warm the demised premises when and as required by law; (c) cause to be kept clean the halls, corridors and public portions of the building, which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises clean and in order, to the satisfaction of Landlord, and remove its own rubbish. Landlord shall have the sole right to designate and appoint the person or concern to be employed, at Tenant's expense, for the removal of Tenant's refuse and rubbish from the building. Landlord reserves the right to stop service of the heat, elevator, air conditioning, cooling, plumbing and electric systems, when necessary by reason of accident, or for repairs, alterations or improvements, including conversion of each and any of the elevators from manual to automatic, in the judgement of Landlord desirable or necessary to be made, until such repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply heat, elevator, plumbing, air conditioning, cooling and electric service, when prevented from so doing by strikes or accidents or by any cause beyond Landlord's reasonable control, or by orders or regulations of any federal, state, county or municipal authority or failure of coal, oil or other suitable fuel supply, or inability by exercise of reasonable diligence to obtain coal, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms or provisions of this Lease or to perform any act or thing for the benefit of Tenant shall not be deemed breached if Landlord is unable to perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control and Tenant agrees that there shall be no abatement or reduction of rent in the event that any of said systems or service should fail to function for the reasons above set forth. If any cessation of service or failure to supply heat, elevator, plumbing, air conditioning, cooling or electrical service materially interferes with Tenant's business and continues unabated for more than 30 days, Tenant shall, within 30 days after the commencement of such failure, have the right to terminate this Lease upon 30 days notice to Landlord.

                  16. Landlord shall have the right to install a separate water meter or meters for the demised premises or any part thereof and Tenant shall pay the cost therefor, and if so installed, Tenant shall keep same in repair and pay the charges made by the municipality for or in respect of the consumption of water together with sewer rental charges based thereon as and when billed therefor. If the building or any part thereof be supplied with water through a meter or meters, the Tenant shall pay to the Landlord, as and when billed therefor, the Tenant's proportionate part of all such charges together with sewer rental based on such meter charges, which amount shall be determined by multiplying the percentage factor set forth in paragraph 33(b) by the total of the water bills and sewer charges rendered by the municipality or other public authority from time to time. All water and sewer rental bills submitted by any public authority shall be conclusive evidence of the amount due. All payments required to be made by the Tenant under this paragraph shall be deemed additional rent.

                  17. Landlord shall furnish Tenant with electric current (subject to discontinuance as provided herein), at no additional charge except as may be hereinafter provided in subparagraph (a) hereof and paragraph 33(d), during business hours on business days, consistent with the normal purposes for which the demised premises have been leased to Tenant, subject to all the provisions as may be herein contained.

                  (a) In the event there is an increase or decrease, as the case may be, in the rate schedule or rates for the purchase of electric current or electricity, including demand or energy charges, fuel adjustment rates, service charges or sales taxes, hereinafter collectively referred to as "electric consumption and demand charges," from the public utility or other supplier of electricity to the Landlord, from and after the date hereof, such increase or decrease shall at Landlord's option, be added to and made a part of, or subtracted from the annual rental provided for in this Lease, and if this Lease has not yet commenced, then such increase or decrease shall be added to and made a part of, or subtracted from the annual rental upon the commencement of the Lease. The amount of such increase or decrease shall be computed by: ascertaining the electric consumption and demand charges for the entire building for the 12 months immediately proceeding the effective date of the increase or decrease; then ascertaining such electric consumption and demand charges based upon the new rates and charges; then computing the percentage of increase or decrease, as the case may be, and multiplying such percentage of increase or decrease by the difference between the annual rental and the amount set forth in subdivision (c) below.

                  (b) Tenant shall make no changes in or additions to the electrical system, wiring, conduits, switches, fixtures, outlets or any other electrical equipment in the building or demised premises during the term of this Lease and any extensions or renewals thereof without first obtaining the written consent of the Landlord thereto. Tenant shall not, during the term of this Lease, connect to the risers, feeders, outlets, base receptacles, wiring or installations constituting Landlord's electrical distribution system, any electrical machinery, electrical equipment, electrical computers or any other office or electrical appliances without first obtaining the written consent of the Landlord thereto, Tenant further agrees not to permit, at anytime during the term of this Lease, its electrical consumption to overtax the capacity of Landlord's existing electrical distribution system.

                  (c) The Landlord may discontinue the supply of electric current to the Tenant, at any time, notwithstanding any contrary provisions of this Lease, upon giving Tenant thirty (30)days prior written notice of Landlord's intention so to do and thereupon Tenant may contract or otherwise arrange with any person, firm or corporation for the purchase and supply of such electric current, all without affecting or changing the obligations of the Tenant under this Lease, provided, however, that in the event of the discontinuance of the electric current by the Landlord, the annual rental shall be reduced to the sum of $ 376,200.00 and Tenant shall have no further rights under this Lease with respect thereto. In the event of such discontinuance of the electric current, Tenant shall have no right to use or utilize Landlord's electrical distribution system, including it's risers, feeders, wiring or installations for the supply of Tenant's electric current. Tenant may install, at its own cost and expense, any risers, feeders, wiring or installations to enable it to obtain electric current, subject, however, to there being available space, areas and facilities in the building for the inclusion and insertion of such risers, feeders, wiring and installations, of which availability Landlord shall be the sole judge; provided that same shall not cause damage or injury to the building or the demised premises, or cause or create a dangerous or hazardous condition, or interfere with or disturb other tenants, or over tax the capacity of Landlord's existing electrical distribution system, and provided further that any such work will at all times comply with the laws, rules and regulations of all governmental bureaus, agencies and other subdivisions having jurisdiction over the demised premises. The aforesaid risers, feeders, wiring and installations to be installed by Tenant shall, at all times, be and remain the property of Landlord.

Rider to be added at the end of paragraph 17 (c) hereof:

"Notwithstanding anything to the contrary contained herein, Landlord agrees it will not discontinue the supply of electric current to Tenant unless, at the same time, Landlord disconnects electric to all tenants above the ground floor."

                  (d) The Landlord agrees to supply electric current to the Tenant in the manner as herein set forth, to the extent that the quality, character and quantity of the supply of electric current shall be available to the Landlord from the public utility company or other supplier supplying the same and the Landlord and Tenant further agree that Landlord shall not be liable to the Tenant for any loss, damage or expense resulting from change in the quality, character or quantity or due to the cessation or interruption of said supply without any fault on the part of the Landlord, or for Landlord's failure to supply such electric current when prevented from do doing by strikes, accidents, repairs, alterations, improvements or other causes beyond Landlord's control or by orders or laws of any federal, state, county or municipal authorities, and there shall be no abatement of rent upon the happening and during the period of such event or events., provided that if any such failure to supply electric current continues unabated for 30 days, Tenant may, upon 30 days notice to Landlord, terminate this Lease and have no further obligations to Landlord hereunder.

                  18. The Landlord has installed within the building of which the demised premises are a part, machinery, appliances, equipment and appurtenances for the operation and maintenance of a modern peripheral air-conditioning system which escapable, during the summer time, when the outside temperature is 95 degrees, of maintaining inside the building a temperature of approximately 10 degrees less and a proportionately less difference of temperature between the inside and outside, as the outside temperature falls to 75 degrees Fahrenheit. The Landlord has provided main cooling system units at the windows which service the peripheral area and has installed two or more main ducts and booster units on all floors of the building as a part of the air-conditioning system.

                  (a) It is expressly understood by the Tenant that in order for the air conditioning system to function properly, the Tenant is obliged to, and the Tenant agrees to keep all windows in the premises closed. Tenant acknowledges that the air-conditioning system will not function properly if the demised premises are occupied by more than an average of one person for each 100 sq. ft., or if Tenant installs or operates lighting loads in excess of 3 1/2 watts per sq. ft., or if Tenant installs and operates electrical equipment which gives off heat that cannot be adequately absorbed by Landlord's existing air-conditioning system in the demised premises.

                  (b) Subject always to events and causes, physical, mechanical and otherwise, beyond the reasonable control of the Landlord, for the failure of which the Landlord shall not be liable in any event whatever, the Landlord will service and maintain said air-conditioning system in such matter as to provide air-conditioning for the premises on business days generally during the hours of 8 A.M. to 6 P. M. during the months of June, July, August and September, when required, consistent with the provisions hereof. If such failure continues unabated for 30 days, Tenant may, upon 30 days notice to Landlord, terminate this Lease and have no further obligations to Landlord hereunder.

                  (c) Any damage caused to the appliances, equipment or appurtenances as a result of the negligence of or the careless operation by the Tenant or the agents, servants, employees, contractors, visitors, guests, licensees or invitees of the Tenant, shall be repaired by the Landlord at the cost and expense of the Tenant, which expense shall constitute additional rent.

                  19. (a) Tenant shall permit Landlord to erect, use and maintain, pipes and conduits in and through the demised premises. Landlord's agents shall have the right to enter the demised premises at all times to examine same, to show them to prospective purchasers or lessees of the building, and to make such decorations, repairs, alterations, improvements or additions as Landlord may deem necessary or desirable either to the building or to the demised premises and Landlord shall be allowed to take all material into and upon said premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate while said decorations, repairs, alterations, improvements or additions are being made, by reason of loss or interruption of the business of Tenant, because of the prosecution of any such work or otherwise. If at least 75% of the demised premises become untenantable for more than 30 days, Tenant may, upon 30 days notice to Landlord, terminate this Lease and have no further obligations to Landlord hereunder.

                  (b) The Tenant shall give prompt notice to the Landlord of any fire, accident to or defective condition in any part of the demised premises, including but not limited to the sanitary, electrical, heating, air conditioning, cooling and other systems located in, or passing through the premises, and the damage or defective condition shall be remedied by the Landlord with due diligence, but if such damage or defective condition was caused by the Tenant or if the system was installed for the particular use of the Tenant and the damage or defective condition was not caused by the negligence of the Landlord, the cost of the remedy thereof shall be paid by the Tenant.

                  (c) During the six months prior to the expiration of the term of this Lease, Landlord may exhibit the premises to prospective tenants at all reasonable hours.

                  (d) If, during the last month of the Term, Tenant shall have removed all or substantially all of Tenant's property from the premises, Landlord may immediately enter and alter, renovate and decorate the premises or any part thereof without affecting this Lease and without liability to Tenant for an abatement of rent or other compensation.

                  (e) Landlord may permit access to the premises without incurring liability to the Tenant, whether or not the Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal, court officer or government official entitled to, or reasonably purporting to be entitled to such access for the purpose of taking possession of or removing Tenant's property or for any other lawful purpose. This provision and any action by the Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease or on or to the premises.

                  (f) Landlord shall have the right to change the arrangement and location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the building, and after reasonable notice, to change the name, number or designation by which the building is commonly known. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, supervision or repair of the building or any part thereof, unless herein otherwise provided.

                  (g) In the event of a refusal by the Tenant to permit an entry upon the premises as in this paragraph provided, the Landlord and the Landlord's agents may forcibly enter the same nevertheless without incurring any liability by reason thereof.

                  20. The Tenant shall repair, at its own expense, all damage to or destruction of any plate or window glass in the demised premises. If the Tenant fails to repair the damage to any plate or window glass in the demised premises, then the Landlord may repair said damage or destruction and charge the cost of such repair to the Tenant and the amount thereof shall be deemed to be additional rent. Landlord represents that no repairs or replacements to any plate or window glass contained within the demised premises are or will be required upon the commencement of this Lease, and that all windows which were built to be opened or closed are able to be opened and closed.

                  21. No vaults, vault space or space not within the property line of the building is leased hereunder. anything contained in or indicated on any sketch, blueprint or plan, or anything elsewhere in this Lease to the contrary notwithstanding. Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all space not within property line of the building, which Tenant may be permitted to use and occupy, is to be used and occupied under a revocable license, and if any such license be revoked, or if the amount of such space be curtailed by any federal, state or municipal authority, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent nor shall such revocation or curtailment be deemed a constructive or actual, total or partial eviction.

                  22. Tenant will not at any time use or occupy the premises in violation of the certificate of occupancy issued for the building and in the event that any department of the City or State of New York shall hereafter at any time contend that the premise are used for a purpose which is a violation of such certificate of occupancy, in that event Tenant shall, upon 5 days written notice from Landlord, immediately discontinue such use of said premises. Failure by Tenant to discontinue such use after such notice shall be considered a default in the fulfillment of a covenant of this Lease and Landlord shall have the right to terminate this Lease immediately and in addition thereto shall have the right to exercise any and all rights and privileges and remedies given to Landlord pursuant to the provisions of paragraph 25 hereof. The statement in this Lease of the nature of the business to be conducted by Tenant in the demised premises shall not be deemed or construed to constitute a representation or guaranty by Landlord that such business is lawful or permissible under the certificate of occupancy issued for the building or otherwise permitted by law.

                  23. If the "sprinkler system" or any of its parts or appliances shall be damaged or not in proper working order by reason of any act or omission of Tenant, *Tenant shall forthwith at its own expense restore the same to good working condition: and if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the state or city government, require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment, be made or supplied by reason of Tenant's use of the demised premises as a commercial office and showroom. Tenant shall, at its expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. *it being agreed that Tenant has no obligation to maintain or repair such sprinkler system, parts or appliances,

                  24 (a) If at any time prior to the date herein fixed as the commencement of the term of this Lease there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, this Lease shall at the option of the Landlord, be canceled and terminated in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or order of any court shall be entitled to possession of the demised premises and Landlord, in addition to the other rights and remedies given by (c)hereof by virtue of any other provision herein or elsewhere in this Lease contained, or by virture of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies received by it from Tenant or others in behalf of Tenant.

                  (b) If at the date fixed as the commencement of the term of this Lease or if at any time during the term hereof, there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within thirty (30) days thereafter Tenant fails to secure a discharge thereof, or if Tenant makes an assignment for the benefit of creditors or petitions for or enters into an arrangement, this Lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or order of any court shall be entitled to possession or to remain in possession of the premises but shall forthwith quit and surrender the premises and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this Lease contained, or by virtue of any statute or rule of law, may retain as liquidated damages, any rent, security, deposit or monies received from Tenant or others in behalf of Tenant.

                  (c) In the event of the termination of this Lease pursuant to
(a) or (b) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of two per cent (2%) per annum. If such premises or any part thereof be re-let by the Landlord for the unexpired term of this Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed prima facie to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to claim and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at such time and governing the proceedings in which such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the difference referred to above.

                  25. (a) If Tenant shall make default in fulfilling any of the material covenants of this Lease other than the covenants for the payment of rent or additional rent and such default shall continue to exist for five days after written notice thereof by Landlord to Tenant, *or if the premises become vacant or deserted, Landlord may give Tenant three days notice of intention to end the term of this Lease and thereupon, at the expiration of said three days the term under this Lease shall expire as fully and completely as if that day were the day herein definitely fixed for the expiration of the term, and Tenant will then quit and surrender the premises to Landlord but Tenant shall remain liable as hereinafter provided.

*unless Tenant shall be diligently pursuing remedies to cure such default, upon which Landlord shall provide such additional time as may be reasonably appropriate

                  (b) If the second notice provided for in (a) hereof shall have been given and the term shall expire as aforesaid; or (1) if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent as and when such rent or additional rent becomes due and payable or any part of either or in making any other payment herein provided; or (2) if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant; or (3) if Tenant shall be in default with respect to any other lease between Landlord and Tenant; or (4) if Tenant shall fail to move into or take possession of the premises within fifteen
(15) days after the commencement of the term of this Lease, then, and in any of such events Landlord may without notice, re-enter the premises either by force or otherwise, and dispossess Tenant or the legal representatives of Tenant or other occupant of the premises, by summary proceeding or otherwise, and remove their effects and hold the premises as if this Lease had not been made and Tenant hereby waives any notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall be in default hereunder prior to the date fixed as the commencement of any renewal or extension of this Lease then any renewal, extension or other lease shall, at Landlord's sole option, be canceled and terminated.

                  (c) In case of any such default, re-entry, expiration or dispossess by summary proceedings or otherwise, as provided above: (1) the rent shall become due thereupon and be paid up to the time thereof together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and putting the premises in good order and in preparing the same for re-rental;
(2) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent;
(3) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between hereby reserved and convenanted to be paid and the net amount, if any, of the rents collected on account of the leasing of the premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage and for keeping the premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, at its option, may make such alterations and decorations in the premises as Landlord in its sole judgment considers advisable and necessary for the purpose of re-letting the premises and the making of such alterations and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the premises, or in the event that the premises are re-let, for failure to collect the rent thereof under such re-letting. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. The mention in this lease of any particular remedy, shall not preclude Landlord from using any other remedy, in law or in equity.

                  (d) Tenant for itself and on behalf of any and all persons or parties claiming through or under the Tenant, including creditors, hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the demised premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise.

                  26. If Tenant shall default in the performance of any covenant, term or condition on Tenant's part to be performed as in this Lease contained, Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of Tenant to comply with any provision hereof, or if Landlord is compelled to or does incur any expense including reasonable attorneys' fees, instituting, prosecuting or defending any action or proceeding, whether instituted by Landlord or Tenant, by reason of any cause whatsoever, including a default of Tenant hereunder, the sum or sums so paid by Landlord with all interest, costs and damages, shall he deemed to be additional rent hereunder and shall be due from Tenant to Landlord on the first day of the month following the incurring of such respective expenses or at the Landlord's option on the first day of any subsequent month.

                  27. Landlord or Landlord's agents have made no representations or promises with respect to the said building or demises premises except as herein expressly set forth. The taking possession of the premises by Tenant shall be conclusive evidence, as against Tenant, that the demised premises and the building were in good and satisfactory condition at the time such possession was taken. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take same "as is."

                  28. Upon the expiration or other termination of the term hereof. Tenant shall quit and surrender to Landlord the premises, broom clean, in good order and condition, ordinary wear excepted. Tenant shall remove all property of Tenant as directed by Landlord. If the last day of the term of this Lease or any renewal thereof falls on Sunday or a legal holiday this Lease shall expire at l2 noon on the business day immediately proceeding. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

Any personal property of the Tenant or other occupant which shall remain in the premises or building after the expiration or other termination of the term shall be deemed to have been abandoned by the Tenant or other occupant and either may be retained by the Landlord as its property or may be disposed of in such manner as the Landlord may see fit. If such personal property or any part thereof shall be sold, the Landlord may receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, the cost of moving and storage, any arrears of rent or additional rent payable hereunder and any damages to which the Landlord may be entitled under paragraph 25 hereof or pursuant to law. In the event Landlord shall notify Tenant not later than ninety
(90) days after the expiration or other termination of this Lease, Tenant shall restore the premises to the condition existing immediately prior to the commencement of this Lease. Such restoration shall include demolition of walls and other structures, construction and erection of walls, ceiling, and other structures, ceiling patching, duct-work, sprinkler-head changes, electric work and such other alterations, decorations or repairs as may be necessary to restore the premises to the condition existing immediately prior to the commencement of this Lease except as previously approved by Landlord.

                  29. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and performing all the covenants and conditions aforesaid, on Tenant's part to be observed and performed, Tenant shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid, subject, however, to the terms of this Lease, the ground and underlying leases, if any, and mortgages herein before mentioned, except that the provisions hereof shall only apply so long as Landlord or any successor to Landlord's interest is in possession and is collecting rent from Tenant but not thereafter.

                  30. If the Landlord shall be unable to give possession of the demised premises on the date of the commencement of the term of this Lease, such failure to give possession shall not in any way affect the obligations of the Tenant except that the rent and additional rent, reserved and covenanted to be paid hereunder, shall not commence until possession of the demised premises are made available for occupancy by the Tenant; nor shall such failure to give or afford possession be construed in any way to extend the term of this Lease. No liability whatever shall arise or accrue against the Landlord by reason of its failure to deliver possession and the Tenant hereby releases and discharges the Landlord from any claim for damage, loss or injury of every kind whatever, for such period of time as Landlord may be unable to give or deliver possession of the demised premises.

Rider to be added at the end of paragraph 30 hereof:

"Permission is hereby given to Tenant to enter into the demised premises prior to the commencement date of this Lease, or if permission is given to occupy premises in the Building other than the demised premises hereunder, Landlord and Tenant covenant and agree that such occupancy shall be deemed to be under all of the terms, covenants, conditions and provisions of this Lease, except as to the covenant to pay rent and additional rent. In either case, rent and additional rent shall commence on the date specified in this Lease."

                  31. The Landlord expressly reserves the right, upon 10 days' written notice sent by ordinary mail, to recapture that part or portion of the demised premises shown and designated on the filed plans as a frame for an elevator on the Seventh Avenue side of the building in which the demised premises are located, and that part or portion of the demised premises shown or designated on the filed plans as a frame for a passenger and freight elevator on the Broadway side of the building in which the demised premises are located, without in any way whatever affecting this Lease or the term thereof or the rent or additional rent payable hereunder. The failure of the Tenant to comply with this covenant and to surrender such part or portion of the demised premises shall constitute a default.

                  32. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease, or any of the Rules and Regulations set forth on the inside cover of this Lease or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent, additional rent or other charges, with or without knowledge of the breach of any covenant or condition of this Lease or the Rules and Regulations, shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the covenants, conditions or Rules and Regulations against Tenant or any other tenant in the building shall not be deemed a waiver of any such covenants, conditions or Rules and Regulations. No provision of this Lease or the Rules and Regulations shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of any amount, whether designated by Tenant as rent, past rent, additional rent, tax or operating expense escalation charges under paragraph 33 or otherwise, shall be binding upon Landlord and Landlord may apply any such amount, however designated by Tenant, to rent, past rent, additional rent, tax or operating expense escalation charges under paragraph 33 or otherwise, as Landlord in its sole discretion may determine; nor shall any endorsement or statement on any check or any letter or direction by Tenant or someone on its behalf, whether or not accompanying any check or payment of any such items or charges, be deemed an accord and satisfaction or binding upon Landlord, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of any such items or charges or pursue any other remedy provided in this Lease. The acceptance of payment of any such items or charges by Landlord from any party other than Tenant, or if such payment is made on behalf of Tenant by any party other than Tenant, shall not constitute a waiver of the provisions of paragraph 3 respecting the assignment of the Lease or subletting of the premises. If the term "Tenant" as used herein refers to more than one person, party, corporation, company or other entity, Landlord may treat any breach of this Lease by one of such parties as a breach by all.

                  33. (a) For the purposes of this paragraph, the term "tax year" shall mean each consecutive 12-month period commencing July 1st, all or any part of which falls within the term of this Lease; the term "lease year" shall mean each calendar year, all or any part of which falls within the term of this Lease. If the first or the final tax year or lease year shall contain less than 12 months, the additional rent payable under subdivisions (b) and (c) of this paragraph with respect to such tax years or (d) with respect to such lease years shall be pro-rated by multiplying such amount by a fraction which has as a numerator the number of months in such tax or lease year and a denominator of 12.

                  (b) In the event that the real estate taxes payable with respect to the building and the land on which it is located, for any tax year in which this lease shall be in effect (inclusive of any certiorari fees paid or to be paid with respect thereto) shall be greater than the amount of such taxes due and payable for the tax year next preceding the term commencement date (sometimes hereinafter referred to as "base tax year") whether by reason of an increase in either the tax rate or the assessed valuation, or by reason of the levy, assessment or imposition of any tax on real estate as such, not now levied, assessed or imposed, or for any other reason, Tenant' shall pay to Landlord, when billed, after the date on which the real estate taxes for such tax year shall be fixed and determined, as additional rent for the lease year in which such date occurs, an amount equal to 1.194 % of the difference between the amount of such tax or installment and the corresponding tax or installment paid for the base tax year. The base tax year, as referred to in this subparagraph, notwithstanding anything to the contrary otherwise contained within, shall, for the purposes hereof, be deemed to mean the tax year 1998/99.

                  (c) Tenant shall also pay to Landlord, within thirty (30) days after the same shall be payable by Landlord and as additional rent for the lease year in which the same shall be so payable, an amount equal to 1.194 % of any assessment or installment thereof for public betterments or improvements which may be levied upon the said land and building.

                  see paragraph 45

                  34. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they, hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in anyway connected with this Lease, any extension or renewal thereof or the tenant's use or occupancy of said premises.

                  35. Tenant shall not ship or receive goods, merchandise or inventory other than for sample purposes, or use the public corridors of the building to ship or receive same and Tenant shall not at anytime use any hand trucks or other wheeled vehicles in the public or other corridors of the building.

                  36. Except as otherwise in this Lease provided, any notice, bill or statement by either party, to the other may be given or sent and shall be deemed to have been duly given or sent if either delivered personally or mailed in a post-paid envelope, addressed to the Landlord at 1407 Broadway, New York, N. Y., and to the Tenant at the premises (or at the Tenant's present address as above set forth, if mailed prior to the Tenant's occupancy of the premises), or if any address for notices shall have been truly changed as hereinafter provided, if mailed to the party at such changed address. Either party may at any time change the address for notices, bills or statement by delivering or mailing, as aforesaid, a notice stating the change and setting forth the changed address.

Should the term "Tenant", as used in this Lease, refer to more than one person, party, corporation, company or other entity, any notice, bill or statement given or sent as aforesaid to any one of such entities shall be deemed to have been duly given or sent to the Tenant.

                  37. The Tenant has deposited with the Landlord the sum of $68,400.00 as security for the performance by the Tenant of the terms of this Lease. The Landlord may use, apply, or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or other sum as to which the Tenant is in default in respect of any of the terms of this Lease, including. but not limited to, any damages or deficiency in the reletting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other reentry by the Landlord, including, but not limited to, leasing commissions incurred in connection with the leasing of the premises and legal or other fees which Landlord may incur. In the event that the Tenant shall comply with all of the terms of this Lease, the security shall be returned to the Tenant within 30 days after the date fixed as the end of the Lease and after delivery of possession of the demised premises to the Landlord. In the event of a sale or lease of the premises of which the demised premises forms a part, the Landlord shall have the right to transfer the security to the vendee or lessee and the Landlord shall thereupon be released from all liability for the return of such security and the Tenant shall look solely to the new landlord for the return of such security. The Tenant shall not assign or encumber the money deposited as security, and neither the Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance.

                  38. The marginal notes are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

                  39. (a) The term "Landlord" as used in this Lease means only the owner or the mortgagee in possession for the time being, of the land and building (or the owner of a lease of the building), so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or other disposition of said land and building or said leasehold, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any, such sale, or the said lessee of the building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder

                  (b) The term "business days" shall be construed to mean Monday to Friday inclusive, excluding holidays.

                  (c) The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

                  (d) The term "gross square feet" if and when used herein, shall be deemed to mean and include all the space taken up by and for stairways, stairwells, lobbies, elevator shafts, lavatories, washrooms, utilities, air-conditioning and mechanical equipment in the building, whether or not all or any part of such space or equipment is located in the demised premises, the determination of which, as computed by Landlord, shall be final and conclusive.

                  (e) The term "additional rent" as used herein, shall be deemed to mean any and all costs, charges, expenses, adjustments of rent and electricity which Tenant assumes, agrees or is obligated to pay to Landlord or others pursuant to the provisions of this Lease or any other agreement, and in the event of the non-payment thereof, Landlord shall have all of the rights and remedies with respect thereto as provided for herein or by applicable law in case of the non-payment of annual rent.

                  40. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

                  41. This Lease contains the entire agreement between the parties and may not be modified or amended except by an agreement in writing signed by the parties hereto.

                  42. The parties herein agree that JAMES BUSLIK & ASSOCIATES INC. are the only brokers who brought about or had any connection with the procuring, execution and delivery of this Lease. Landlord agrees to pay any commission with respect thereto.

                  43. The riders annexed hereto as paragraphs 44 to 48 are incorporated herein and made a part of this Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                                GETTINGER ASSOCIATES "Landlord"

_________________________________               BY:.............................
                                                          GENERAL PARTNER

                                                         JENNA LANE INC.
                                                --------------------------------
WITNESS FOR TENANT:                                                     Tenant

_________________________________               BY:_______________________(L.S.)
                                                                        (Title)


                                                __________________________(L.S.)

                                 ACKNOWLEDGMENTS

                                               PARTNERSHIP LANDLORD
                                                 STATE OF NEW YORK,

                                              County of New York, ss:
                                                 City of New York

  On      this day of        19  , before me personally came
to me known and known to me to be a member of the firm of GEETINGER ASSOCIATES and the person described in and who executed the foregoing instrument in the name of said firm, and he duly acknowledged to me that he executed the same for and as the act and deed of said firm.

                              CO-PARTNERSHIP TENANT
                               STATE OF NEW YORK,

                            County of New York, SS.:
                                City of New York

On this           day of   .19      , before me personally
came                                                                  to me
known and known to me to be a member of the firm of GEETINGER ASSOCIATES and the person described in
and who executed the foregoing instrument in the name of said firm, and he duly acknowledged to me that he executed the same for and as the act and deed of said firm.


--------------------------------------------------------------------------------




                                CORPORATE TENANT
                               STATE OF NEW YORK,

                             County of New York, ss:
                                City of New York

On this           day of   .19      , before me personally
came                                                                    to  me
known, who being by me duly sworn, did depose and say that  he
resides in                                                             that he
is the                                                                      of

                                                               the corporation
described in and which executed the foregoing instrument as TENANT; that he knows the seal of said corporation: that the seal affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


--------------------------------------------------------------------------------


                                INDIVIDUAL TENANT
                                STATE OF NEW YORK

                             County of New York ss:
                                City of New York

    On this              Day of      ,19                  ,before me personally
came                                                                     to me
known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that
be                      executed the same.



--------------------------------------------------------------------------------

                                    GUARANTY

         FOR VALUE RECEIVED, and in consideration for, and as an inducement to Landlord making the within Lease with Tenant, the undersigned guarantees to Landlord's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the Landlord's failure to assert against Tenant any of the rights or remedies reserved to Landlord pursuant to the provisions of the within Lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of the within Lease. As a further inducement to Landlord to make this Lease and in consideration thereof, Landlord and the undersigned covenant and agree that in any action or proceeding brought by either Landlord or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this Lease or of this guaranty that Landlord and the undersigned shall and do hereby waive trial by jury.

         Dated, New York City                19                           (L.S.)

WITNESS:

_________________________________  Business Address ________________________



Witness:

_________________________________  Business Address ________________________

STATE OF NEW YORK,
County of New York, ss:

City of New York.

     On this            day of              19      before me personally came

                    to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that
he                          executed the same.


--------------------------------------------------------------------------------

ADDITIONAL PARAGRAPHS ATTACHED TO AND FORMING A PART OF LEASE DATED JANUARY 5, 1999, BETWEEN GETTINGER ASSOCIATES AND JENNA LANE INC.

44. (a) In the event Tenant desires to assign the Lease or sublet all or part of the demised premises, Tenant shall first notify Landlord to such effect, in writing, (hereinafter referred to as "Tenant's Notice") and, if a sublet, shall specify and indicate such part or parts of the demised premises and, if an assignment or sublet, the name of the assignee or sublessee, the annual rental, terms and conditions, including the purchase price if furniture, furnishings or fixtures are to be sold and conveyed, the commencement date (which shall not be less than 60 or more than 90 days from the date of the Tenant's Notice) and the termination date. Landlord or Landlord's nominee shall have the right and option, to be exercised by giving written notice to Tenant (hereinafter referred to as "Landlord's Notice") within 60 days after receipt of Tenant's Notice, to recapture the demised premises or such part thereof as may be described in Tenant's Notice and Landlord's Notice shall, if given, cancel and terminate the Lease or Landlord shall assume the obligations thereof with respect to such part or parts of the demised premises, as of the commencement date specified in Tenant's Notice. If a part of the demised premises is recaptured, in the manner as provided herein, the annual rental, additional rent and other charges shall be apportioned and adjusted in the same ratio that the part of the demised premises to be occupied by the Tenant (non-recaptured premises) shall bear to the entire demised premises. The Lease, as modified and amended by the provisions hereof shall continue in full force and effect.

         (b) In the event Landlord shall not exercise its right and option, as provided in paragraph (a) above, Landlord shall not unreasonably withhold its consent to an assignment of the Lease or to a subletting of the demised premises, as set forth in Tenant's Notice, provided that such subletting is for the entire demised premises to one subtenant only and provided further that such assignment or subletting complies with the following conditions:

         (i) The assignee or sublessee shall be of good reputation and financial responsibility.

         (ii) The assignee shall execute Landlord's form of assignment and assume all of the terms, covenants and conditions of this Lease and shall agree not to further assign the Lease or the sublessee shall execute Landlord's form of Lease and assume all of the terms, covenants and conditions of this Lease.

         (iii) Such assignment or subletting shall not release the Tenant from the due, prompt and punctual performance of all of the terms, covenants and conditions contained in this lease on its part to be performed and from the payment of the rents, additional rents and other charges reserved in the Lease.

         (iv) The consent of the Landlord to such assigning or subletting shall not constitute a waiver of the provisions of paragraph 3 hereof and no further assigning or subletting shall be made by the Tenant, assignee or subtenant without the Landlord's prior consent in writing as provided in paragraph 3 hereof, notwithstanding anything to the contrary contained in paragraph (b) hereof.

         (v) In the event Landlord permits Tenant to assign the Lease or sublet the entire demised premises to one subtenant only or does not respond to Tenant's Notice (provided that same shall be an assignment of the Lease or subletting of the entire demised premises to one tenant only) and such assignment or subletting does not commence during a period which shall be not less than 60 nor more than 90 days from the date of Tenant's Notice, then Landlord's consent shall be deemed withdrawn and Tenant shall comply anew with the provisions of subdivision (a).

         (vi) Tenant will not sublet the demised premises or assign the Lease to any person, firm, subsidiary, affiliate or group who, or which, at the time of the proposed subletting or assignment occupies any space in the building.

         (vii) Tenant agrees to pay Landlord, as additional rent, any rent and other charges received by it in excess of what it pays under this Lease, including the rental and sales proceeds of any furniture, furnishings or equipment, and agrees not to sublease for any lesser amount. The rent, additional rent and other charges shall be paid directly to Landlord, for the account of Tenant, and the acceptance of same shall not relieve Tenant of its obligations hereunder nor constitute an attornment by Landlord.

ADDITIONAL PARAGRAPHS ATTACHED TO AND FORMING A PART OF LEASE DATED JANUARY 5, 1999, BETWEEN GETTINGER ASSOCIATES AND JENNA LANE INC.

45. (a)The term "Wage Rate" shall mean the minimum regular hourly wage expressed in terms of hourly wage, as the aggregate hereof shall be prescribed for Porters in Class A office buildings pursuant to an agreement between the Realty Advisory Board on Labor Relations Inc.,("R.A.B."), (or any successor thereto) and Local 32B of the Building Service Employees International Union, AFL-CIO (or any successor thereto) covering the wages of Porters in such buildings, together with payroll taxes imposed on such wages, provided that if in any year during the term of this Lease, any such agreement shall require the regular employment of Porters on such days or during hours when overtime or other premium rates are in effect pursuant to such agreement, then the term "regular hourly wage" as used in this paragraph shall be deemed to mean the average hourly wage for the hours in a calendar week during which Porters are required to be regularly employed (e.g. if, as of October 1, 1985 an agreement between R.A.B. and Local 32B shall require employment of Porters for forty (40) hours during a calendar week at a regular hourly wage of $3.00 for the first thirty
(30) hours, and a premium of overtime hourly wage of $4.50 for the remaining ten
(10) hours, then the regular hourly wage under this Agreement, as of October 1, 1985, shall be the total weekly wage of $135.00 divided by the total number of required hours of employment, forty (40) or $3.75). If there is no such agreement in effect prescribing such Wage Rate for Porters, computations and payments shall thereupon be made upon the basis of the Wage Rate actually payable to Porters by Landlord or by the contractor performing the cleaning services for Landlord.

         (b) The term "Base Wage Rate" shall mean the Wage Rate in effect in 1999.

         (c) The term "Porters" shall mean the classification of employee engaged in the general maintenance and operation of office buildings most nearly comparable to that classification now applicable to Porters in the current agreement between R.A.B. and Local 32B (which classification is presently termed "others" in said agreements).

         (d) If at any time during the term of this Lease, the Wage Rate shall be greater than the Base Wage Rate, then Tenant shall pay, as additional rent, an amount equal to the product obtained by multiplying 1 times the rentable area of the demised premises under this Lease by the number of cents (including any fraction thereof) by which the Wage Rate is greater than the Base Wage Rate, such payment to be made in equal monthly installments commencing with the first monthly installment of fixed rent becoming due on or after the effective date of such increase in Wage Rate and continuing thereafter until a new adjustment shall have become effective in accordance with the provisions of this paragraph. Landlord shall give Tenant written notice of each change in Wage Rate which will be effective to create Tenant's obligation to pay additional rent, pursuant to the provisions of this paragraph, after Landlord learns thereof, and such notice shall contain Landlord's calculation of the additional rent payable resulting from such increase in Wage Rate. For the purpose of this paragraph, the parties agree that the area of the demised premises under this Lease shall be deemed to be 11,400 square feet.

ADDITIONAL PARAGRAPHS ATTACHED TO AND FORMING A PART OF LEASE DATED JANUARY 5, 1999, BETWEEN GETTINGER ASSOCIATES AND JENNA LANE INC.

46. Notwithstanding anything to the contrary contained herein, Landlord agrees that $32,433.34 of the security deposit shall be made by transferring Tenant's existing security deposit under the lease dated September 8, 1997, covering Unit "2004" in the Building between Landlord and Tenant ("Existing Lease"),. which transfer shall be made upon the termination of the Lease as follows, and the remaining security deposit in the amount of $35,966.66 shall be paid upon the execution and delivery of this Lease to Landlord, and shall represent the security deposit required hereunder.

         Tenant is currently the occupant and tenant of Unit "2004" ("Existing Space") in the Building pursuant to the Existing Lease. Until such time as Tenant vacates the Existing Space and relocates to the premises hereunder (unless the Existing Lease shall otherwise expire by its terms) Tenant shall pay to Landlord rent and additional rent under the Existing Lease. Upon the date Tenant gives written notice to Landlord that it has relocated to the premises hereunder ("Move-In Date"), the Existing Lease shall be deemed terminated and thereafter Tenant shall have no liability thereunder except to vacate the Existing Space in the manner as provided in the Existing Lease (with no obligation to restore same to any condition previously existing). Rent and additional rent under the Existing Lease shall be pro-rated to the date of such termination.

         47. Landlord shall indemnify Tenant (including with respect to reasonable attorneys fees and expenses) with respect to any commission payable or claimed to be payable to any broker alleging it was engaged by Landlord, its agents or representatives. Tenant shall indemnify Landlord (including with respect to reasonable attorneys fees an expenses) with respect to any commission payable or claimed to be payable to any broker alleging it was engaged by Tenant, its agents or representatives.

         48. Landlord and Tenant acknowledge that, notwithstanding the termination of this Lease on July 31, 2006, Landlord's lease term under its Master Lease expires November 30, 2004. Landlord warrants and represents that it has options to renew the Master Lease for periods extending through November 30,.2048. In the event, for any reason, Landlord does not renew the Master Lease beyond November 30, 2004, Landlord shall not be liable to Tenant in any respect by reason thereof after such date.

                              RULES AND REGULATIONS

    1. The sidewalks, entrances, Passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the demised premises.

    2. The freight and not the passenger elevators shall be used by the working hands of the Tenant and by persons calling for and delivering goods to and from the demised premises.

    3. The Landlord may refuse admission to the building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by the Landlord or not properly identified, and may require all persons admitted to or leaving the building outside of ordinary business hours to register. Any person whose presence in the building sit any time shall in the Landlord's judgment, be prejudicial to the safety, character, reputation and interests of the building or of its tenants may be denied access to the building or may be ejected therefrom. 'the Landlord ma require any person leaving the building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirements shall not impose any responsibility on the Landlord for the protection of any tenant against the removal of property from the premises of the tenant. Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the premises or the building under the provision of this Rule.

    4. No tenants shall obtain or accept for use in the premises ice, drinking water, towel, barbering, bootblacking, floor polish or other similar services from any persons not authorized by the Landlord in writing to furnish such services, provided always, that the charges for such services by persons authorized by the Landlord are not excessive. Such services shall be furnished only at hours and under regulations fixed by the Landlord.

    5. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the Landlord. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the premises, without the Landlord's prior written consent.

    6. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the hills, passageways or other public places in the building shall not be covered or obstructed by any Tenant, nor shall any bottles, parcels, or other articles be placed on the window sills.

    7. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

    8. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as the Landlord may direct. No Tenant shall lay linoleum, or other similar floor coverings, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

    9. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any instrument, radio, talking machine, unmusical noise, whistling, singing, Or in any other way.

    10. No Tenant, nor any of Tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible or explosive fluid, chemical or substance, or cause or permit any unusual or objectionable odors to be produced upon or permeate from the demised premises.

    11. No Tenant shall place a load upon any floor of the building exceeding the door load per square foot area which such floor was designed to carry, and 211 floor loads shall be evenly distributed. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during such hours and in a manner approved by the Landlord. Landlord reserves the right to prescribe the weight and position of safes as well as the placing of large quantities of merchandise. The Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any provision of the lease of which these Rules and Regulations are a part or any of these Rules and Regulations.

    12. All machinery shall be placed by the Tenant in the demised premises in approved settings to absorb or prevent any vibration, noise or annoyance.

    13. The Landlord shall have the right to prohibit any advertising by any Tenant which, in its opinion, tends to impair the reputation of the building or its desirability as a building for lofts, and upon written notice from the Landlord, Tenants shall refrain from or discontinue such advertising.

    14. Any person employed by any Tenant to do janitor work, shall, while in said building and outside of said demised premises, be subject to, and under the control and direction of the Superintendent of said building (but not as agent or servant of said Superintendent or of the Landlord).

    15. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall co-operate to prevent the same.

    16. No water cooler, air conditioning unit or system or other apparatus shall be installed or used by any Tenant without the written consent of Landlord.

    17. There shall not be used in any space, or in the public halls of any building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

    18. The Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed for the Building, when in its judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants, and no alteration or waiver of any rule or regulation in favor of one Tenant shall operate as an alteration or waiver in favor of any other Tenants.

    19. No tenant shall bring into or permit any person to bring into the building or premises, at anytime, pets or animals of any kind without first obtaining Landlord's written approval.

                                                                   EXHIBIT 10.23

                                                                Revised 10/07/98

         LEASE, dated October 13, 1998, between Hartz Mountain Associates, a New Jersey general partnership, having an office at 400 Plaza Drive, Secaucus, New Jersey 07094-3688 ("Landlord"), and Jenna Lane, Inc., a Delaware corporation, having an office at 1407 Broadway, Suite 2004, New York, New York 10018 ("Tenant").

                             ARTICLE I - DEFINITIONS

         1.01. As used in this Lease (including in all Exhibits and any Riders attached hereto, all of which shall be deemed to be part of this Lease) the following words and phrases shall have the meanings indicated:

         A. Advance Rent: $33,395.28.

         B. Additional Charges: All amounts that become payable by Tenant to Landlord hereunder other than the Fixed Rent and Percentage Rent.

         C. Architect: Kenneth Carl Bonte, or as Landlord may designate.

         D. Broker: Chaus Realty.

         E. Building: The building or buildings now or hereafter located on the Land and known or to be known as 900 Secaucus Road, Secaucus, New Jersey.

         F. Building Fraction: The fraction, the numerator of which is the Floor Space of the Building (approximately 164,794 square feet) and the denominator of which is the aggregate Floor Space of the buildings in the Development. If the aggregate Floor Space of the buildings in the Development shall be changed due to any construction or alteration, the denominator of the Building Fraction shall be increased or decreased to reflect such change.

         G. Calendar Year: Any twelve-month period commencing on a January 1.

         H. Commencement Date: January 1, 1999.

         I. Common Areas: All areas, spaces and improvements in the Building and on the Land which Landlord makes available from time to time for the common use and benefit of the tenants and occupants of the Building and which are not exclusively available for use by a single tenant or occupant, including, without limitation, parking areas, roads, walkways, sidewalks, landscaped and planted areas, community rooms, if any, the managing agent's office, if any, and public rest rooms, if any.

         J. Demised Premises: The space that is outlined in red on the floor plan attached hereto as Exhibit A. The Demised Premises contains or will contain approximately 72,206 square feet of Floor Space subject to adjustment upon verification by the Architect.

         K. Development: All land and improvements owned by Landlord or its parents, subsidiaries, or affiliates, now existing or hereafter constructed, located south of Route 3, east of the Hackensack River, west of County Avenue and north of Castle Road.

         L. Development Common Areas: The roads and bridges that from time to time service and provide access to the Development for the common use of the tenants, invitees, occupants of the Development, that are maintained by Landlord or its related entities.

         M. Expiration Date: The date that is the day before the fifth (5th) anniversary of the Commencement Date if the Commencement Date is the first day of a month, or the fifth (5th) anniversary of the last day of the month in which the Commencement Date occurs if the commencement Date is not the first day of a month. However, if the Term is extended by Tenant's effective exercise of Tenant's right, if any, to extend the Term, the "Expiration Date" shall be changed to the last day of the latest extended period as to which Tenant shall have effectively exercised its right to extend the Term. For the purposes of this definition, the earlier termination of this Lease shall not affect the "Expiration Date."

         N. Fixed Rent: An amount at the annual rate of Five and 55/100 Dollars ($5.55) for each year of the Term multiplied by the Floor Space of the Demised Premises. It is intended that the Fixed Rent shall be an absolutely net return to Landlord throughout the Term, free of any expense, charge or other deduction whatsoever, with respect to the Demised Premises, the Building, the Land and/or the ownership, leasing, operation, management, maintenance, repair, rebuilding, use or occupation thereof, or any portion thereof, with respect to any interest of Landlord therein, except as may otherwise expressly be provided in this Lease.

         0. Floor Space: Any reference to Floor Space of a demised premises shall mean the floor area stated in square feet bounded by the exterior faces of the exterior walls, or by the exterior or Common Areas face of any wall between the premises in question and any portion of the Common Areas, or by the center line of any wall between the premises in question and space leased or available to be leased to a tenant or occupant, plus a pro rata portion of the floor area of the Common Areas in the Building; and any reference to Floor Space of the Building shall mean the aggregate Floor Space of the demised premises leased or which Landlord has available to be leased in the Building. There will be no reduction of Floor Space measurements for setbacks for store fronts or service entrances, and Floor Space of any premises with a setback for a store front shall be measured to the line of such premises as if such premises had no setback. Any reference to the Floor Space is intended to refer to the Floor Space of the entire area in question irrespective of the Person(s) who may be the owner(s) of all or any part thereof.

         P.  Guarantor: Not Applicable.

         Q. Insurance Requirements: Rules, regulations, orders and other requirements of the applicable board of underwriters and/or the applicable fire insurance rating organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance over the Land and Building, whether now or hereafter in force.

         R. Land: The Land upon which the Building and Common Areas are located. The Land is described on Exhibit B.

         S. Landlord's Work: The materials and work to be furnished, installed and performed by Landlord at its expense in accordance with the provisions of Exhibit C.

         T. Legal Requirements: Laws and ordinances of all federal, state, city, town, county, borough and village governments, and rules, regulations, orders and directives of all departments, subdivisions, bureaus, agencies or offices thereof, and of any other governmental, public or quasi-public authorities having jurisdiction over the Land and Building, whether now or hereafter in force, including, but not limited to, those pertaining to environmental matters.

         U. Mortgage: A mortgage and/or a deed of trust.

         V. Mortgagee: A holder of a mortgage or a beneficiary of a deed of trust.

         W. Operating Expenses: The sum of the following: (1) the cost and expense (whether or not within the contemplation of the parties) for the repair, replacement, maintenance, policing, insurance and operation of the Building and Land, and (2) the Building Fraction of the sum of (a) the cost and expense for the repair, replacement, maintenance, policing, insurance and operation of the Development Common Areas; (b) the Real Estate Taxes, if any, attributable to the Development Common Areas; and (3) the Parking Charges. The "Operating Expenses" shall, include, without limitation, the following: (i) the cost for rent, casualty, liability, boiler and fidelity insurance, (ii) if an independent managing agent is employed by Landlord, the fees payable to such agent (provided the same are competitive with the fees payable to independent managing agents of comparable facilities), (iii) costs and expenses incurred for legal, accounting and other professional services (including, but not limited to, costs and expenses for in-house or staff legal counsel or outside counsel at rates not to exceed the reasonable and customary charges for any such services as would be imposed in an arms length third party agreement for such services), plus (iv) if Landlord is itself managing the Building and has not employed an independent third party for such management, twenty-five percent (25%) of the resulting total of all of the foregoing items making up "Operating Expenses" for Landlord's home office administration and overhead cost and expense. All items included in Operating Expenses shall be determined in accordance with generally accepted accounting principles consistently applied.

         X. Parking Charges: The cost and expense of the repair, replacement, striping, maintenance, policing, insurance, Real Estate Taxes, utilities, and landscaping attributable to the pro-rata share of the parking area(s) and deck(s), if any, allocated to the Building by Landlord. The pro-rata share shall be determined based upon the number of parking spaces allocated to the Building divided by the total number of the parking spaces in such parking area(s) and deck(s).

         Y. Permitted Uses: Warehousing and distribution of non-hazardous materials and ancillary offices and warehouse outlet store incidental to the operation of the warehouse portion of the Demised Premises in an area not to exceed the lesser of (i) 2000 square feet or (ii) the size permitted by applicable zoning requirements.

         Z. Person: A natural person or persons, a partnership, a corporation, or any other form of business or legal association or entity.

         AA. Ready for Occupancy: The condition of the Demised Premises when for the first time the Landlord's Work shall have been substantially completed and, if same is required to be obtained by Landlord, a temporary, permanent, or continuing Certificate of Occupancy shall have been issued permitting use of the Demised Premises for the Permitted Uses. The Landlord's Work shall be deemed substantially completed notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the noncompletion of which does not materially interfere with Tenant's use of the Demised Premises.

         BB. Real Estate Taxes: The real estate taxes, assessments and special assessments imposed upon the Building and Land by any federal, state, municipal or other governments or governmental bodies or authorities, and any reasonable expenses incurred by Landlord in contesting such taxes or assessments and/or the assessed value of the Building and Land, which expenses shall be allocated to the period of time to which such expenses relate. If at any time during the Term the methods of taxation prevailing on the date hereof shall be altered so that in lieu of, or as an addition to or as a substitute for, the whole or any part of such real estate taxes, assessments and special assessments now imposed on real estate there shall be levied, assessed or imposed (a) a tax, assessment, levy, imposition, license fee or charge wholly or partially as a capital levy or otherwise on the rents received therefrom, or (b) any other such additional or substitute tax, assessment, levy, imposition or charge, then all such taxes, assessments, levies, impositions, fees or charges or the part thereof so measured or based shall be deemed to be included within the term "Real Estate Taxes" for the purposes hereof.

         CC. Rent: The Fixed Rent, the Percentage Rent and the Additional
Charges.

         DD. Rules and Regulations: The reasonable rules and regulations that may be promulgated by Landlord from time to time, which may be reasonably changed by Landlord from time to time. The Rules and Regulations now in effect are attached hereto as Exhibit D.

         EE. Security Deposit: Such amount as Tenant has deposited or hereinafter deposits with Landlord as security under this Lease. Tenant has delivered a Letter of Credit in the amount of $100,000.00 as security hereunder as of the date hereof.

         FF.  Successor Landlord: As defined in Section 9.03.

         GG. Superior Lease: Any lease to which this Lease is, at the time referred to, subject and subordinate.

         HH. Superior Lessor: The lessor of a Superior Lease or its successor in interest, at the time referred to.

         II. Superior Mortgage: Any Mortgage to which this Lease is, at the time referred to, subject and subordinate.

         JJ.   INTENTIONALLY OMITTED.

         KK. Tenant's Fraction: The Tenant's Fraction shall mean the fraction, the numerator of which shall be the Floor Space of the Demised Premises and the denominator of which shall be the Floor Space of the Building (currently 43.81%). If the size of the Demised Premises or the Building shall be changed from the initial size thereof, due to any taking, any construction or alteration work or otherwise, the Tenant's Fraction shall be changed to the fraction, the numerator of which shall be the Floor Space of the Demised Premises and the denominator of which shall be the Floor Space of the Building. In the event Landlord determines that Tenant's utilization of any item of Operating Expenses exceeds the fraction referred to above, Tenant's Fraction with respect to such item shall, at Landlord's option, mean the percentage of any such item (but not less than the fraction referred to above) which Landlord reasonably estimates as Tenant's proportionate share thereof

         LL.   Tenant's Property: As defined in Section 16-02.

         MM. Tenant's Work: The facilities, materials and work which may be undertaken by or for the account of Tenant (other than the Landlord's Work) to equip, decorate and furnish the Demised Premises for Tenant's occupancy.

         NN. Term: The period commencing on the Commencement Date and ending at 11:59 p.m. of the Expiration Date, but in any event the Term shall end on the date when this Lease is earlier terminated.

         00. Unavoidable Delays-, A delay arising from or as a result of a strike, lockout, or labor difficulty, explosion, sabotage, accident, riot or civil commotion, act of war, fire or other catastrophe, Legal Requirement or an act of the other party and any cause beyond the reasonable control of that party, provided that the party asserting such Unavoidable Delay has exercised its best efforts to minimize such delay.

                           ARTICLE 2 - DEMISE AND TERM

         2.01. Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the Demised Premises, for the Term. This Lease is subject to (a) any and all existing encumbrances, conditions, rights, covenants, easements, restrictions and rights of way, of record, and other matters of record, applicable zoning and building laws, regulations and codes, and such matters as may be disclosed by an inspection or survey, and (b) easements now or hereafter created by Landlord in, under, over, across and upon the Land for sewer, water, electric, gas and other utility lines and services now or hereafter installed; provided, however, Landlord represents covenants and warrants to Tenant that the Demised Premises may be used and occupied for the purposes set forth herein; and that the foregoing shall in no manner interfere with Tenant's use and quiet enjoyment of the Demised Premises. Promptly following the Commencement Date, the parties hereto shall enter into an agreement in form and substance satisfactory to Landlord setting forth the Commencement Date.

                                ARTICLE 3 - RENT

         3.01. Tenant shall pay the Fixed Rent in equal monthly installments in advance on the first day of each and every calendar month during the Term (except that Tenant shall pay, upon the execution and delivery of this Lease by Tenant, the Advance Rent, to be applied against the first installment or installments of Fixed Rent becoming due under this Lease). If the Commencement Date occurs on a day other than the first day of a calendar month, the Fixed Rent for the partial calendar month at the commencement of the Term shall be prorated.

         3.02. The Rent shall be paid in lawful money of the United States to Landlord at its office, or such other place, or Landlord's agent, as Landlord shall designate by notice to Tenant. Tenant shall pay the Rent promptly when due without notice or demand therefor and without any abatement, deduction or setoff for any reason whatsoever, except as may be expressly provided in this Lease. If Tenant makes any payment to Landlord by check, same shall be by check of Tenant and Landlord shall not be required to accept the check of any other Person, and any check received by Landlord shall be deemed received subject to collection. If any check is mailed by Tenant, Tenant shall post such check in sufficient time prior to the date when payment is due so that such check will be received by Landlord on or before the date when payment is due. Tenant shall assume the risk of lateness or failure of delivery of the mails, and no lateness or failure of the mails will excuse Tenant from its obligation to have made the payment in question when required under this Lease.

         3.03. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided.

         3.04. If Tenant is in arrears in payment of Rent, Tenant waives Tenant's right, if any, to designate the items to which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to such items as Landlord sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items to which any such payments shall be credited.

         3.05. In the event that any installment of Rent due hereunder shall be overdue for a period of five (5) days after the due date, a "Late Charge" equal to four percent (4%) or the maximum rate permitted by law, whichever is less ("Late Payment Rate") for Rent so overdue may be charged by Landlord for each month or part thereof that the same remains overdue. In the event that any check tendered by Tenant to Landlord is returned for insufficient funds, Tenant shall pay to Landlord, in addition to the charge imposed by the preceding sentence, a fee of $25.00. Any such Late Charges if not previously paid shall, at the option of the Landlord, be added to and become part of the next succeeding Rent payment to be made hereunder. Notwithstanding anything herein contained to the contrary, Tenant shall not be assessed the within Late Charge one (1) time each Calendar Year of the Term for late payment of Rent, unless, in any preceding Calendar Year, Tenant has been late in the payment of Rent more than two (2) times.

                       ARTICLE 4 - USE OF DEMISED PREMISES

         4.01. Tenant shall use and occupy the Demised Premises for the Permitted Uses, and Tenant shall not use or permit or suffer the use of the Demised Premises or any part thereof for any other purpose.

         4.02. If any governmental license or permit, including a certificate of occupancy or certificate of continued occupancy (a "Certificate of Occupancy") shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises or any part thereof, Tenant shall duly procure and thereafter maintain such license or permit and submit the same to Landlord for inspection. Tenant shall at all times comply with the terms and conditions of each such license or permit. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy the Demised Premises, or do or permit anything to be done in the Demised Premises, in any manner which (a) violates the Certificate of Occupancy for the Demised Premises or for the Building; (b) causes or is liable to cause injury to the Building or any equipment, facilities or systems therein; (c) constitutes a violation of the Legal Requirements or Insurance Requirements; (d) impairs or tends to impair the character, reputation or appearance of the Building; (e) impairs or tends to impair the proper and economic maintenance, operation and repair of the Building and/or its equipment, facilities or systems; or (f) unreasonably annoys or inconveniences or tends to unreasonably annoy or inconvenience other tenants or occupants of the Building.

                   ARTICLE 5 - PREPARATION OF DEMISED PREMISES

         5.01. (a) The Demised Premises shall be completed and prepared for Tenant's occupancy in the manner described in, and subject to the provisions of, Exhibit C. Tenant shall occupy the Demised Premises promptly after the same are Ready for Occupancy and possession thereof is delivered to Tenant by Landlord giving to Tenant a notice of such effect. Except as expressly provided to the contrary in this Lease, the taking of possession by Tenant of the Demised Premises shall be conclusive evidence as against Tenant that the Demised Premises and the Building were in good and satisfactory condition at the time such possession was taken, except with respect to latent structural defects. Except as expressly provided to the contrary in this Lease, Tenant is leasing the Demised Premises "as is" on the date hereof, subject to reasonable wear and tear and the rights of the present occupant(s) of the Demised Premises to remove its or their trade fixtures and other property from the Demised Premises as well as the substantial completion of Landlord's Work.

         5.01. (b) Tenant shall, within fifteen (15) days of the date hereof, provide Landlord with all information Landlord needs to prepare working drawings for the construction of Landlord's Work. Such information shall include, but not be limited to layout of the Demised Premises, electrical, mechanical, plumbing & structural requirements, materials & finishes. Within thirty (30) days of Landlord's receipt of all necessary information, Landlord shall deliver working drawings to Tenant. Tenant shall, within fifteen (15) days of its receipt of working drawings, review and approve the working drawings by giving Landlord written notice thereof. If Tenant does not respond within said fifteen (15) day period, the working drawings shall be deemed approved. If Tenant disapproves of the working drawings, it shall specify in detail the reasons for its disapproval. If Tenant makes changes in the working drawings, the provisions of
Section 5.02 shall apply. Within twenty(20) days after the working drawings are approved or deemed approved, Landlord shall submit to Tenant prices for the construction of any items in excess of Landlords' Work. Tenant shall, within fifteen (15) days of its receipt of prices, review and approve the prices by giving Landlord written notice thereof. If Tenant does not respond within said fifteen (15) day period, the prices shall be deemed approved. If Tenant disapproves of any prices, the provisions of Section 5.02 shall apply.

         5.02. If the substantial completion of the Landlord's Work shall be delayed due to (a) any act or omission of Tenant or any of its employees, agents or contractors (including, without limitation, [i] any delays due to changes in or additions to the Landlord's Work, or [ii] any delays by Tenant in the submission of plans, drawings, specifications or other information or in approving any working drawings or estimates or in giving any authorizations or approvals), or (b) any additional time needed for the completion of the Landlord's Work by the inclusion in the Landlord's Work of any items specified by Tenant that require long lead time for delivery or installation, then the Demised Premises shall be deemed Ready for Occupancy on the date when they would have been ready but for such delay(s). The Demised Premises shall be conclusively presumed to be in satisfactory condition on the Commencement Date except for the minor or insubstantial details of which Tenant gives Landlord notice within thirty (30) days after the Commencement Date specifying such details with reasonable particularity.

         5.03. If Landlord is unable to give possession of the Demised Premises on the Commencement Date because of the holding-over or retention of possession by any tenant, undertenant or occupant, Landlord shall not be subject to any liability for failure to give possession, the validity of this Lease shall not be impaired under such circumstances, and the Term shall not be extended, but the Rent shall be abated if Tenant is not responsible for the inability to obtain possession.

         5.04. Landlord reserves the right, at any time and from time to time, to increase, reduce or change the number, type, size, location, elevation, nature and use of any of the Common Areas and the Building and any other buildings and other improvements on the Land, including, without limitation, the right to move and/or remove same, provided same shall not unreasonably block or interfere with Tenant's means of ingress or egress to and from the Demised Premises.

                 ARTICLE 6 - TAX AND OPERATING EXPENSE PAYMENTS

         6.01. Tenant shall pay to Landlord, as hereinafter provided, Tenant's Fraction of the Real Estate Taxes. Tenant's Fraction of the Real Estate Taxes shall be the Real Estate Taxes in respect of the Building for the period in question, multiplied by the Tenant's Fraction, plus the Real Estate Taxes in respect of the Land for the period in question, multiplied by the Tenant's Fraction. If any portion of the Building shall be exempt from all or any part of the Real Estate Taxes, then for the period of time when such exemption is in effect, the Floor Space on such exempt portion shall be excluded when making the above computations in respect of the part of the Real Estate Taxes for which such portion shall be exempt. Landlord shall estimate the annual amount of Tenant's Fraction of the Real Estate Taxes (which estimate may be changed by Landlord in good faith at any time and from time to time), and Tenant shall pay to Landlord 1/12 of the amount so estimated on the first day of each month in advance. Tenant shall also pay to Landlord on demand from time to time the amount which, together with said monthly installments, will be sufficient in Landlord's good faith estimation to pay Tenant's Fraction of any Real Estate Taxes thirty (30) days prior to the date when such Real Estate Taxes shall first become due. When the amount of any item comprising Real Estate Taxes is finally determined for a real estate fiscal tax year, Landlord shall submit to Tenant a statement in reasonable detail of the same, and the figures used for computing Tenant's Fraction of the same, and if Tenant's Fraction so stated is more or less than the amount theretofore paid by Tenant for such item based on Landlord's estimate, Tenant shall pay to Landlord the deficiency within ten (10) days after submission of such statement, or Landlord shall, at its sole election, either refund to Tenant the excess or apply same to future installments of Real Estate Taxes due hereunder. Any Real Estate Taxes for a real estate fiscal tax year, a part of which is included within the Term and a part of which is not so included, shall be apportioned on the basis of the number of days in the real estate fiscal tax year included in the Term, and the real estate fiscal tax year for any improvement assessment will be deemed to be the one-year period commencing on the date when such assessment is due, except that if any improvement assessment is payable in installments, the real estate fiscal tax year for each installment will be deemed to be the one-year period commencing on the date when such installment is due. The above computations shall be made by Landlord in accordance with generally accepted accounting principles, and the Floor Space referred to will be based upon the average of the Floor Space in existence on the first day of each month during the period in question. In addition to the foregoing, Tenant shall be responsible for any increase in Real

Estate Taxes attributable to assessments for improvements installed by or for the account of Tenant at the Demised Premises. If the Demised Premises are not separately assessed, the amount of any such increase shall be determined by reference to the records of the tax assessor.

         6.02. Real Estate Taxes, whether or not a lien upon the Demised Premises shall be apportioned between Landlord and Tenant at the beginning and end of the Term; it being intended that Tenant shall pay only that portion of the Real Estate Taxes as is allocable to the Demised Premises for the Term.

         6.03. Tenant shall pay to Landlord Tenant's Fraction of the Operating Expenses incurred during the Tenn of this Lease within fifteen (15) days after Landlord submits to Tenant an invoice for same.

         6.04. Each such statement given by Landlord pursuant to Section 6.01 or
Section 6.03 shall be conclusive and binding upon Tenant unless within 30 days after the receipt of such statement Tenant shall notify Landlord that it disputes the correctness of the statement, specifying the particular respects in which the statement is claimed to be incorrect. If such dispute is not settled by agreement, either party may submit the dispute to arbitration as provided in
Article 34. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall, within ten (10) days after receipt of such statement, pay the Additional Charges in accordance with Landlord's statement, without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment resulting from compliance with Landlord's statement as well as the reasonable attorney fees incurred by Tenant in connection with said arbitration. If the dispute is determined in Landlord's favor, Tenant shall pay Landlord's reasonable attorneys fees in connection with said arbitration.

         6.05. Landlord hereby grants Tenant the right, upon reasonable prior written notice to Landlord, and at Tenant's sole cost and expense, to inspect Landlord's books and records as same relate to Tenant's Operating Expenses and Real Estate Taxes. Any such inspection shall occur at Landlord's normal place of business and during Landlord's normal business hours.

         6.06. In the event Landlord receives a refund for Real Estate Taxes paid for a time period in which Tenant paid Tenant's Fraction of such Real Estate Taxes (which were the subject of the refund), and Tenant is not otherwise in default of this Lease, Landlord shall, at it's sole election, either (i) provide Tenant with its proportionate share of such refund, or, (ii) apply Tenant's proportionate share of such refund to future installments of Real Estate Taxes due hereunder. It is expressly agreed and understood that Landlord shall be entitled to deduct the reasonable cost and expense of prosecuting and/or obtaining such refund prior to allocating any portion of such refund to Tenant. The provisions of this Article 6.06 shall survive termination of this Lease.

                            ARTICLE 7 - COMMON AREAS


         7.01. Except as may be otherwise expressly provided in this Lease and so long as Tenant is not in default under this Lease beyond the applicable notice and cure period provided in this Lease, if any, Landlord will competently operate, manage, equip, light, repair and maintain, or cause to be operated, managed, equipped, lighted, repaired and maintained, the Common Areas for their intended purposes. Landlord reserves the right, at any time and from time to time, to construct within the Common Areas kiosks, fountains, aquariums, planters, pools and sculptures, and to install vending machines, telephone booths, benches and the like, provided same shall not unreasonably block or interfere with Tenant's means of ingress or egress to and from the Demised Premises.

         7.02. So long as Tenant is not in default under this Lease beyond the applicable notice and cure period provided in this Lease, if any, Tenant and its subtenants and concessionaires, and their respective officers, employees, agents, customers and invitees, shall have the non-exclusive night, in common with Landlord and all others to whom Landlord has granted or may hereafter grant such right, but subject to the Rules and Regulations, to use the Common Areas. Landlord reserves the right, at any time and from time to time, to close temporarily all or any portions of the Common Areas when in Landlord's reasonable judgement any such closing is necessary or desirable (a) to make repairs or changes or to effect construction, (b) to prevent the acquisition of public rights in such areas, (c) to discourage unauthorized parking, or (d) to protect or preserve natural persons or property. Landlord may do such other acts in and to the Common Areas as in its judgment may be desirable to improve or maintain same, provided such acts shall not unreasonably block or interfere with Tenant's means of ingress or egress to and from the Demised Premises.

         7.03. Tenant agrees that it, any subtenant or licensee and their respective officers, employees, contractors, agents and invitees will park their automobiles and other vehicles only where and as permitted by Landlord. Tenant will, if and when so requested by Landlord, furnish Landlord with the license numbers of any vehicles of Tenant, any subtenant or licensee and their respective officers, employees and agents.

                              ARTICLE 8 - SECURITY

         8.01. (a) In the event Tenant deposits with Landlord any Security Deposit, the same shall be held as security for the full and faithful payment and performance by Tenant of Tenant's obligations under this Lease. If Tenant defaults in the full and prompt payment and performance of any of its obligations under this Lease beyond the applicable notice and cure period provided in this Lease, if any, including, without limitation, the payment of Rent (in which case there is no notice or cure period), Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any Rent or any other sums as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend (as otherwise provided in this Lease) by reason of Tenant's default in respect of any of Tenant's obligations under this Lease, including, without limitation, any damages or deficiency in the reletting of the Demised Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Landlord. If Landlord shall so use, apply or retain the whole or any part of the security, Tenant shall upon demand immediately deposit with Landlord a sum equal to the amount so used, applied and retained, as security as aforesaid. If Tenant shall fully and faithfully pay and perform all of

Tenant's obligations under this Lease, the Security Deposit or any balance thereof to which Tenant is entitled shall be returned or paid over to Tenant within thirty (30) days after the date on which this Lease shall expire or sooner end or terminate, and after delivery to Landlord of entire possession of the Demised Premises. In the event of any sale or leasing of the Land, Landlord shall have the right to transfer the security to which Tenant is entitled to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return or payment thereof so long as the vendee or lessee assumes the obligations of Landlord with respect to the Security Deposit as provided in this Article 8; and Tenant shall look solely to the new landlord for the return or payment of the same; and the provisions hereof shall apply to every transfer or assignment made of the same to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security, and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         8.01 (b). In lieu of the cash security required by this Lease, Tenant shall provide to Landlord an irrevocable transferrable Letter of Credit in the amount of the Security Deposit in form and substance satisfactory to Landlord and issued by a financial institution approved by Landlord. Landlord shall have the right, upon written notice to Tenant (except that for Tenant's non-payment of Rent or for Tenant's failure to comply with Article 8.03, no such notice shall be required) and regardless of the exercise of any other remedy the Landlord may have by reason of a default, to draw upon said Letter of Credit to cure any default of Tenant or for any purpose authorized by section 8.01 (a) of this Lease and if Landlord does so, Tenant shall, upon demand, additionally fund the Letter of Credit with the amount so drawn so that Landlord shall have the full deposit on hand at all times during the Term of the Lease and for a period of thirty (30) days' thereafter. In the event of a sale of the Building or a lease of the Building subject to this Lease, Landlord shall have the right to transfer the security to the vendee or lessee so long as the vendee or lessee assumes the obligations of Landlord with respect to the Security Deposit as provided in this Article 8.

         8.02. The Letter of Credit shall expire not earlier than thirty (30) days after the Expiration Date of this Lease. Upon Landlord's prior consent, the Letter of Credit may be of the type which is automatically renewed on an annual basis (Annual Renewal Date), provided however, in such event Tenant shall maintain the Letter of Credit and its renewals in full force and effect during the entire Term of this Lease, (including any renewals or extensions) and for a period of (30) days thereafter. The Letter of Credit will contain a provision requiring the issuer thereof to give the beneficiary (Landlord) sixty (60) days' advance written notice of its intention not to renew the Letter of Credit on the next Annual Renewal Date.

         8.03. In the event Tenant shall fail to deliver to Landlord a substitute irrevocable Letter of Credit, in the amount stated above, on or before thirty (30) days prior to the next Annual Renewal Date, said failure shall be deemed a default under this Lease. Landlord may, in its discretion treat this the same as a default in the payment of Rent or any other default and pursue the appropriate remedy. In addition, and not in limitation, Landlord shall be permitted to draw upon the Letter of Credit as in the case of any other default by Tenant under the Lease.

         8.04. Provided Landlord has not given Tenant written notice of a monetary default under this Lease more than once in either of the first two (2) Calendar Years of the Term (with respect to the first proposed reduction discussed below) or more than once in the Calendar Year immediately preceding the second proposed reduction, referred to below, and provided Tenant is not then in default of its obligations under this Lease, Landlord shall consent to a reduction of the Security Deposit (by delivery of a new or amended Letter of Credit) in the amount of $16,600.00 on the second (2nd) anniversary of the Commencement Date and an additional reduction of $16,600.00 on the third (3rd) anniversary of the Commencement Date resulting in a Security Deposit for the balance of the Term (i.e., year four (4) and subsequent thereto) in the amount of $66,800.00. In no event however shall the Letter of Credit contain a provision for its automatic reduction.

                            ARTICLE 9 - SUBORDINATION

         9.01. This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all ground leases and underlying leases of the Land and/or the Building now or hereafter existing and to all Mortgages which may now or hereafter affect the Land and/or building and/or any of such leases, whether or not such mortgages or leases shall also cover other lands and/or buildings, to each and every advance made or hereafter to be made under such Mortgages, and to all renewals, modifications, replacements and extensions of such leases and such Mortgages and spreaders and consolidations of such Mortgages. The provisions of this Section 9.01 shall be self-operative and no further instrument of subordination shall be require In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the Mortgagee of any such Mortgage or any of their respective successors in interest may reasonably request to evidence such subordination; and if Tenant fails to execute, acknowledge or deliver such instruments within 10 days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact coupled with an interest, to execute and deliver any such instruments for and on behalf of Tenant.

         9.02. If any act or omission of Landlord would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right (a) until it has given written notice of such act or omission to Landlord and each Superior Mortgagee and each Superior Lessor whose name and address shall previously have been furnished to Tenant and (b) until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Superior Mortgagee or Superior Lessor shall have become entitled under such Superior Mortgage or Superior Lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such Superior Mortgagee or Superior Lessor shall with due diligence give Tenant notice of intention to, and commence and continue to, remedy such act or omission.

         9.03. If any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such party so succeeding to Landlord's rights ("Successor Landlord") and upon such Successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Landlord " Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease except that the Successor Landlord shall not (a) be liable for any previous act or omission of Landlord under this Lease; (b) be subject to any offset, not expressly provided for in this Lease, which theretofore shall have accrued to Tenant against Landlord; (c) be liable for the return of any Security Deposit, in whole or in part, to the extent that same is not paid over to the Successor Landlord; or (d) be bound by any previous modification of this Lease or by any previous prepayment of more than one month's Fixed Rent or Additional Charges, unless such modification or prepayment shall have been expressly approved in writing by the Superior Lessor of the Superior Lease or the Mortgagee of the Superior Mortgage through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease.

         9.04. If any then present or prospective Superior Mortgagee shall require any modification(s) of this Lease, Tenant shall promptly execute and deliver to Landlord such instruments effecting such modification(s) as Landlord shall request, provided that such modification(s) do not adversely affect in any material respect any of Tenant's rights under this Lease.

                          ARTICLE 10 - QUIET ENJOYMENT

         10.01. So long as Tenant pays all of the Rent and performs all of Tenant's other obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Demised Premises without hindrance, ejection or molestation by Landlord or any person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions of this Lease and to Superior Leases and Superior Mortgages.

               ARTICLE 11 - ASSIGNMENT, SUBLETTING AND MORTGAGING

         11.01. Tenant shall not, whether voluntarily, involuntarily, or by operation of law or otherwise, (a) assign or otherwise transfer this Lease, or offer or advertise to do so, (b) sublet the Demised Premises or any part thereof, or offer or advertise to do so, or allow the same to be used, occupied or utilized by anyone other than Tenant, or (c) mortgage, pledge, encumber or otherwise hypothecate this Lease in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord. Landlord agrees not to unreasonably withhold its consent to the subletting of the Demised Premises or an assignment of this Lease. In determining reasonableness, Landlord may take into consideration all relevant factors surrounding the proposed sublease and assignment, including, without limitation, the following: (i) The business reputation of the proposed assignee or subtenant and its officers or directors in relation to the other tenants or occupants of the Building or Development;
(ii) the nature of the business and the proposed use of the Demised Premises by the proposed assignee or subtenant in relation to the other tenants or occupants of the Building or Development; (iii) whether the proposed assignee or subtenant is then a tenant (or subsidiary, affiliate or parent of a tenant) of other space in the Building or Development, or any other property owned or managed by Landlord or its affiliates; (iv) the financial condition of the proposed assignee or subtenant; (v) restrictions, if any, contained in leases or other agreements affecting the

Building and the Development; (vi) the effect that the proposed assignee's or subtenant's occupancy or use of the Demised Premises would have upon the operation and maintenance of the Building and the Development; (vii) the extent to which the proposed assignee or subtenant and Tenant provide Landlord with assurances reasonably satisfactory to Landlord as to the satisfaction of Tenant's obligations hereunder, In any event, at no time shall there be more than two (2) subtenants of the Demised Premises permitted.

         In the event the Demised Premises are sublet or this Lease is assigned, Tenant shall pay to Landlord as an Additional Charge the following amounts less the actual reasonable expense incurred by Tenant in connection with such assignment or subletting, as substantiated by Tenant, in writing, to Landlord's reasonable satisfaction, including, without limitation, a reasonable brokerage fee and reasonable legal fees, as the case may be: (i) in the case of an assignment, an amount equal to fifty percent (50%) of all sums and other consideration paid to Tenant by the assignee for or by reason of such assignment, and (ii) in the case of a sublease, fifty percent (50%) of any rents, additional charge or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the Fixed Rent and Additional Charges accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof.

         11.02. If at any time (a) the original Tenant named herein, (b) the then Tenant, (c) any Guarantor, or (d) any Person owning a majority of the voting stock of, or directly or indirectly controlling, the then Tenant shall be a corporation or partnership, any transfer of voting stock or partnership interest resulting in the person(s) who shall have owned a majority of such corporation's shares of voting stock or the general partners' interest in such partnership, as the case may be, immediately before such transfer, ceasing to own a majority of such shares of voting stock or general partner's interest, as the case may be, except as the result of transfers by inheritance, shall be deemed to be an assignment of this Lease as to which Landlord's consent shall have been required, and in any such event Tenant shall notify Landlord. The provisions of this Section 11.02 shall not be applicable to any corporation all the outstanding voting stock of which is listed on a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) or is traded in the over-the-counter market with quotations reported by the National Association of Securities Dealers through its automated system for reporting quotations and shall not apply to transactions with a corporation into or with which the then Tenant is merged or consolidated or to which substantially all of the then Tenant's assets are transferred or to any corporation which controls or is controlled by the then Tenant or is under common control with the then Tenant, provided that in any of such events (i) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of the original Tenant on the date of this Lease, and (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least 10 days prior to the effective date of any such transaction. For the purposes of this Section, the words "voting stock" shall refer to shares of stock regularly entitled to vote for the election of directors of the corporation. Landlord shall have the right at any time and from time to time during the Term to inspect the stock record books of the corporation to which the provisions of this Section 11.02 apply, and Tenant will produce the same on request of Landlord.

         11.03 If this Lease is assigned, whether or not in violation of this Lease, Landlord may collect rent from the assignee. If the Demised Premises or any part thereof are sublet or used or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant, and expiration of Tenant's time to cure such default, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 11.01 or
Section 11.02, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance by Tenant of Tenant's obligations under this Lease. The consent by Landlord to any assignment, mortgaging, subletting or use or occupancy by others shall not in any way be considered to relieve Tenant from obtaining the express written consent of Landlord to any other or further assignment, mortgaging or subletting or use or occupancy by others not expressly permitted by this Article 11. References in this Lease to use or occupancy by others (that is, anyone other than Tenant) shall not be construed as limited to subtenants and those claiming under or through subtenants but shall be construed as including also licensees and others claiming under or through Tenant, immediately or remotely.

         11.04. Any permitted assignment or transfer, whether made with Landlord's consent pursuant to Section 11.01 or without Landlord's consent if permitted by Section 11.02, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee shall assume Tenant's obligations under this Lease and whereby the assignee shall agree that all of the provisions in this Article 11 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect to all future assignments and transfers. Notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Rent by Landlord from an assignee, transferee, or any other party, the original Tenant and any other person(s) who at any time was or were Tenant shall remain fully liable for the payment of the Rent and for Tenant's other obligations under this Lease.

         11.05. The liability of the original named Tenant and any other Person(s) (including but not limited to any Guarantor) who at any time are or become responsible for Tenant's obligations under this Lease shall not be discharged, released or impaired by any agreement or stipulation made by Landlord extending the time of, or modifying an of the terms or obligations under this Lease, or by any waiver or failure of Landlord to enforce, any of this Lease.

         11.06. The listing of any name other than that of Tenant, whether on the doors of the Demised Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Demised Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Demised Premises or to the use or occupancy thereof by others. Notwithstanding anything contained in this Lease to the contrary, Landlord shall have the absolute right to withhold its consent to an assignment or subletting to a Person who is otherwise a tenant or occupant of the Building, or of a building owned by Landlord or its affiliated entities.

         11.07. Without limiting any of the provisions of Article 27, if pursuant to the Federal

Bankruptcy Code (or any similar law hereafter enacted having the same general purpose), Tenant is permitted to assign this Lease notwithstanding the restrictions contained in this Lease, adequate assurance of future performance by an assignee expressly permitted under such Code shall be deemed to mean the deposit of cash security in an amount equal to the sum of one (1) year's Fixed Rent plus an amount equal to the Percentage Rent and the Additional Charges for the Calendar Year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord for the balance of the Term, without interest, as security for the full performance of all of Tenant's obligations under this Lease, to be held and applied in the manner specified for security in Article 8.

         11.08. If Tenant shall propose to assign or in any manner transfer this Lease or any interest therein, or sublet the Demised Premises, or any part or parts thereof, or grant any concession or license or otherwise permit occupancy of all or any part of the Demised Premises by any person, Tenant shall give notice thereof to Landlord, together with a copy of the proposed instrument that is to accomplish same and such financial and other information pertaining to the proposed assignee, transferee, subtenant, concessionaire or licensee as Landlord shall require, and Landlord may, in addition to Landlord's right to give or withhold consent (if such consent is required), terminate this Lease by notice given to Tenant within thirty (30) days after receipt of said proposed instrument and financial and other information, and upon the date specified in such notice, which date shall be not less than 30 days and not more than 60 days after the giving of said notice, this Lease shall terminate. If Landlord does not so terminate this Lease, and (if Landlord consents to the subject transaction or if Landlord's consent is not required to same) if Tenant does not consummate the subject transaction within 60 days after the last day on which Landlord might have so terminated this Lease as a result of such transaction, Tenant shall again be required to comply with the provisions of this Section 1
1. 08 in connection with any such transaction as if the notice by Tenant referred to above in this Section 11.08 had not been given. Notwithstanding anything contained in this Lease to the contrary, Landlord shall not be obligated to entertain or consider any request by Tenant to consent to any proposed assignment of this Lease or sublet of all or any part of the Demised Premises unless each request by Tenant is accompanied by a non-refundable fee payable to Landlord in the amount of One Thousand Dollars ($ 1,000,00) to cover Landlord's administrative, legal, and other costs and expenses incurred in processing each of Tenant's requests. Neither Tenant's payment nor Landlord's acceptance of the foregoing fee shall be construed to impose any obligation whatsoever upon Landlord to consent to Tenant's request.

                        ARTICLE 12 - COMPLIANCE WITH LAWS

         12.01. Tenant shall comply with all Legal Requirements which shall, in respect of the Demised Premises or the use and occupation thereof, or the abatement of any nuisance in, on or about the Demised Premises, impose any violation, order or duty on Landlord or Tenant; and Tenant shall pay all the costs, fines, penalties, damages and reasonable expenses which may be imposed upon Landlord or any Superior Lessor by reason of or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this
Section 12.01. However, Tenant need not comply with any such law or requirement of any public authority so long as Tenant shall be contesting the validity thereof, or the applicability thereof to the Demised Premises, in accordance with Section 12.02.

         12.02. Tenant may contest, by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to the Demised Premises, of any Legal Requirement, provided that (a) Landlord shall not be subject to criminal penalty or to prosecution for a crime, and neither the Demised Premises nor any part thereof shall be subject to being condemned or vacated, by reason of non-compliance or otherwise by reason of such contest; (b) before the commencement of such contest, Tenant shall @sh to Landlord either (i) the bond of a surety company satisfactory to Landlord, which bond shall be, as to its provisions and form, satisfactory to Landlord, and shall be in an amount at least equal to 125% of the cost of such compliance (as estimated by a reputable contractor designated by Landlord) and shall indemnify Landlord against the cost thereof and against all liability for damages, interest, penalties and expenses (including reasonable attorneys' fees and expenses), resulting from or incurred in connection with such contest or non-compliance, or at Tenant's election, (ii) other security in place of such bond satisfactory to Landlord; (c) such noncompliance or contest shall not constitute or result in any violation of any Superior Lease or Superior Mortgage, or if any such Superior Lease and/or Superior Mortgage shall permit such non-compliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be famished at the expense of Tenant; and (d) Tenant shall keep Landlord advised as to the status of such proceedings. Without limiting the application of the above, Landlord shall be deemed subject to prosecution for a crime if Landlord, or its managing agent, or any officer, director, partner, shareholder or employee of Landlord or its managing agent, as an individual, is charged with a crime of any kind or degree whatsoever, whether by service of a summons or otherwise, unless such charge is withdrawn before Landlord or its managing agent, or such officer, director, partner, shareholder or employee of Landlord or its managing agent (as the case may be) is required to plead or answer thereto. Notwithstanding anything contained in this Lease to the contrary, Tenant shall not file any Real Estate Tax Appeal with respect to the Land, Building or the Demised Premises.

                      ARTICLE 13 - INSURANCE AND INDEMNITY

         13.01. Landlord shall maintain or cause to be maintained All Risk insurance in respect of the Building and other improvements on the Land normally covered by such insurance (except for the property Tenant is required to cover with insurance under Section 13.02 and similar property of other tenants and occupants of the Building or buildings and other improvements which are on land neither owned by nor leased to Landlord) for the benefit of Landlord, any Superior Lessors, any Superior Mortgagees and any other parties Landlord may at any time and from time to time designate, as their interests may appear, but not for the benefit of Tenant, and shall maintain rent insurance as required by any Superior Lessor or any Superior Mortgagee. The All Risk insurance will be in the amounts required by any Superior Lessor or any Superior Mortgagee but not less than the amount sufficient to avoid the effect of the co-insurance provisions of the applicable policy or policies. Landlord may also maintain any other forms and types of insurance which Landlord shall deem reasonable in respect of the Building and Land. Landlord shall have the right to provide any insurance maintained or caused to be maintained by it under blanket policies.

         13.02. Tenant shall maintain the following insurance: (a) comprehensive general public liability insurance in respect of the Demised Premises and the conduct and operation of business therein, having not less than a $5,000,000.00 combined single limit per occurrence for bodily injury or death to any one person and for bodily injury or death to any number of persons in any one occurrence, and for property damage, including water damage and sprinkler leakage legal liability (coverage to include but not be limited to (i) premises operation, completed operations, broad form contractual liability and product liability, (ii) comprehensive automobile, truck and vehicle liability insurance covering all owned, hired and non-owned vehicles used by the contractor(s) in connection with their work and any loading of such vehicles, with limits as stated above and (iii) worker's compensation, employers liability and occupational disease insurance as required by statutes, but in any event not less than $500,000.00 for Coverage B covering all damages and injuries arising from each accident or occupational disease) and (b) All Risk insurance in respect of Tenant's stock in trade, fixtures, furniture, furnishings, removable floor coverings, equipment, signs and all other property of Tenant in the Demised Premises in any amounts required by any Superior Lessor or any Superior Mortgagee but not less than eighty percent (80%) of the full insurable value of the property covered and not less than the amount sufficient to avoid the effect of the co-insurance provisions of the applicable policy or policies, and (c) such other insurance as is required for compliance with the Insurance Requirements. Landlord may at any time and from time to time require that the limits for the comprehensive general public liability insurance to be maintained by Tenant be increased to the limits that new tenants in the Building are required by Landlord to maintain (provided the limits for such new tenant(s) are not predicated upon some ultra-hazardous activity). Tenant shall deliver to Landlord and any additional named insured(s) certificates for such fully paid-for policies upon execution hereof Upon request of Landlord, Tenant shall furnish Landlord with copies of all such insurance policies. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord and any additional insured(s) certificates therefor at least thirty (30) days before the expiration of any existing policy. All such policies shall be issued by companies of recognized responsibility, having a Bests Key Rating Guide of not less than A, Class VII, licensed to do business in New Jersey, and all such policies shall contain a provision whereby the same cannot be canceled unless Landlord and any additional insured(s) are given at least thirty (30) days' prior written notice of such cancellation. The certificates of insurance to be delivered to Landlord by Tenant shall name Landlord as an additional insured and, at Landlord's request, shall also name any Superior Lessors or Superior Mortgagees as additional insureds, and the following phrase must be typed on the certificate of insurance: "Hartz Mountain Industries, Inc., and its respective subsidiaries, affiliates, associates, joint ventures, and partnerships, are hereby named as additional insureds as their interests may appear (and if Landlord has so requested, Tenant shall include any Superior Lessors and Superior Mortgagees as additional insured(s)). It is intended for this insurance to be primary and non-contributing." Tenant shall give Landlord at least thirty (30) days' prior written notice that any such policy is being canceled or replaced.

         13.03. Tenant shall not do, permit or suffer to be done any act, matter, thing or failure to act in respect of the Demised Premises or use or occupy the Demised Premises or conduct or operate Tenant's business in any manner objectionable to any insurance company or companies whereby the fire insurance or any other insurance then in effect in respect of the Land and Building or any part thereof shall become void or suspended or whereby any premiums in respect of insurance maintained by Landlord shall be higher than those which would normally have been in effect for the occupancy contemplated under the Permitted Uses. In case of a breach of the provisions of this Section 13.03, in addition to all other rights and remedies of Landlord hereunder, Tenant shall (a) indemnify

Landlord and the Superior Lessors and hold Landlord and the Superior Lessors harmless from and against any loss which would have been covered by insurance which shall have become void or suspended because of such breach by Tenant and
(b) pay to Landlord any and all increases of premiums on any insurance, including, without limitation, rent insurance, resulting from any such breach.

         13.04. Tenant shall indemnify and hold harmless Landlord and all Superior Lessors and its and their respective partners, joint venturers, directors, officers, agents, servants and employees from and against any and all claims arising from or in connection with (a) the conduct or management of the Demised Premises or of any business therein, or any work or thing whatsoever done, or any condition created (other than by Landlord or its agents) in the Demised Premises during the Term or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, joint venturers, directors, officers, agents, employees or contractors; (c) any accident, injury or damage whatever (unless caused solely by Landlord's or its agent's negligence) occurring in the Demised Premises; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; together with all costs, liabilities and reasonable expenses incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses. In case any action or proceeding is brought against Landlord and/or any Superior Lessor and/or its or their partners, joint venturers, directors, officers, agents and/or employees in connection with conduct or management of the Demised Premises or by reason of any claim referred to above, Tenant, upon notice from Landlord or such Superior Lessor, shall, at Tenant's cost and expense, resist and defend such action or proceeding by counsel reasonably satisfactory to Landlord.

         13.05. Neither party shall be liable or responsible for, and each party hereby releases the other from, all liability and responsibility to the other and any person claiming by, through or under such party, by way of subrogation or otherwise, for any injury, loss or damage to any person or property in or around the Demised Premises or to the other's business irrespective of the cause of such injury, loss or damage, and each party shall require its insurers to include in all of such party's insurance policies which could give rise to a right of subrogation a clause or endorsement whereby the insurer waives any rights of subrogation against the other or permits the insured, prior to any loss, to agree with a third party to waive any claim it may have against said third party without invalidating the coverage under the insurance policy.

                       ARTICLE 14 - RULES AND REGULATIONS

         14.01. Tenant and its employees and agents shall faithfully observe and comply with the Rules and Regulations and such reasonable changes therein (whether by modification, elimination or addition) as Landlord at any time or times hereafter may make and communicate to Tenant, which in Landlord's judgment, shall be necessary for the reputation, safety, care or appearance of the Land and Building, or the preservation of good order therein, or the operation or maintenance of the Building or its equipment and fixtures, or the Common Areas, and which do not unreasonably affect the conduct of Tenant's business in the Demised Premises; provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and any of the Rules and Regulations, the provisions of this Lease shall control. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations against any other tenant-or any employees or agents of any other tenant, and Landlord shall not be liable to Tenant for violation of the Rules and Regulations by any other tenant or its employees, agents, invitees or licensees.

                       ARTICLE 15 - ALTERATIONS AND SIGNS

         15.01. Tenant shall not make any alterations or additions to the Demised Premises, or make any holes or cuts in the walls, ceilings, roofs, or floors thereof, or change the exterior color or architectural treatment of the Demised Premises, without on each occasion first obtaining the consent of Landlord. Tenant shall submit to Landlord plans and specifications for such work at the time Landlord's consent is sought. Tenant shall pay to Landlord upon demand the reasonable cost and expense of Landlord in (a) reviewing said plans and specifications and (b) inspecting the alterations to determine whether the same are being performed in accordance with the approved plans and specifications and all Legal Requirements and Insurance Requirements, including, without limitation, the fees of any architect or engineer employed by Landlord for such purpose. Before proceeding with any permitted alteration which will cost more than $50,000 (exclusive of the costs of decorating work and items constituting Tenant's Property), as estimated by a reputable contractor designated by Landlord, Tenant shall obtain and deliver to Landlord either (i) a performance bond and a labor and materials payment bond (issued by a corporate surety licensed to do business in New Jersey), each in an amount equal to 125% of such estimated cost and in form satisfactory to Landlord, or at Tenant's option, (ii) such other security as shall be satisfactory to Landlord. Tenant shall fully and promptly comply with and observe the Rules and Regulations then in force in respect of the making of alterations. Any review or approval by Landlord of any plans and/or specifications with respect to any alterations is solely for Landlord's benefit, and without any representation or warranty whatsoever to Tenant in respect of the adequacy, correctness or efficiency thereof or otherwise.

         15.02. Tenant shall obtain all necessary governmental permits and certificates for the commencement and prosecution of permitted alterations and for final approval thereof upon completion, and shall cause alterations to be performed in compliance therewith and with all applicable Legal Requirements and Insurance Requirements. Alterations shall be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the better of (a) the original installations of the Building, or
(b) the then standards for the Building established by Landlord. Alterations shall be performed by contractors first approved by Landlord; provided, however, that any alterations in or to the mechanical, electrical, sanitary, heating, ventilating, air conditioning or other systems of the Building shall be performed only by the contractor(s) designated by Landlord. Alterations shall be made in such manner as not to unreasonably interfere with or delay and as not to impose any additional expense upon Landlord in the construction, maintenance, repair or operation of the Building; and if any such additional expense shall be incurred by Landlord as a result of Tenant's making of any alterations, Tenant shall pay any such additional expense upon demand. Throughout the making of alterations,

Tenant shall carry, or cause to be carried, worker's compensation insurance in statutory limits and general liability insurance, with completed operation endorsement, for any occurrence in or about the Building, under which Landlord and its managing agent and any Superior Lessor whose name and address shall previously have been furnished to Tenant shall be named as parties insured, in such limits as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with reasonably satisfactory evidence that such insurance is in effect at or before the commencement of alterations and, on request, at reasonable intervals thereafter during the making of alterations.

         15.03. Tenant shall not place any signs on the roof, exterior walls or grounds of the Demised Premises without first obtaining Landlord's written consent thereto. In placing any signs on or about the Demised Premises, Tenant shall, at its expense, comply with all applicable Legal Requirements and obtain all required permits and/or licenses.

                  ARTICLE 16 - LANDLORD'S AND TENANT'S PROPERTY

         16.01. All fixtures, equipment, improvements and appurtenances attached to or built into the Demised Premises at the commencement of or during the Term, whether or not by or at the expense of Tenant, shall be and remain a part of the Demised Premises, shall be deemed to be the property of Landlord and shall not be removed by Tenant, except as provided in Section 16.02. Further, any carpeting or other personal property in the Demised Premises on the Commencement Date, unless installed and paid for by Tenant, shall be and shall remain Landlord's property and shall not be removed by Tenant.

         16.02. All movable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to or built into the Demised Premises, which are installed in the Demised Premises by or for the account of Tenant without expense to Landlord and can be removed without structural damage to the Building and all furniture, furnishings, and other movable personal property owned by Tenant and located in the Demised Premises (collectively, "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term; provided that if any of the Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Demised Premises, the Building or the Common Areas resulting from the installation and/or removal thereof. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant shall not be deemed to have been installed by or for the account of Tenant without expense to Landlord, shall not be considered as the Tenant's Property and shall be deemed the property of Landlord.

         16.03. At or before the Expiration Date or the date of any earlier termination of this Lease, or within fifteen (15) days after such an earlier termination date, Tenant shall remove from the Demised Premises all of the Tenant's Property (except such items thereof as Landlord shall have expressly permitted to remain, which property shall become the property of Landlord if not removed), and Tenant shall repair any damage to the Demised Premises, the Building and the Common Areas resulting from any installation and/or removal of the Tenant's Property. Any items of the Tenant's Property which shall remain in the Demised Premises after the Expiration Date or after a period of fifteen (15) days following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case such items may be retained by Landlord as its property or disposed of by Landlord, without accountability, in such manner as Landlord shall determine at Tenant's expense.

                      ARTICLE 17 - REPAIRS AND MAINTENANCE

         17.01. Except as specifically provided in Article 17.02 below, Tenant shall, throughout the Term, take good care of the Demised Premises, the fixtures and appurtenances therein, and shall not do, suffer, or permit any waste with respect thereto. Tenant shall keep and maintain the Demised Premises including without limitation all building equipment, windows, doors, loading bay doors and shelters, plumbing and electrical systems, heating, ventilating and air conditioning ("HVAC") systems (whether located in the interior of the Demised Premises or on the exterior of the Building) in a clean and orderly condition. Tenant shall, at Landlord's option, keep and maintain in a clean and orderly condition all HVAC systems and any other mechanical or other systems exclusively serving the Demised Premises which are located in whole or in part outside of the Demised Premises (it being understood and agreed that if Landlord shall elect to keep and maintain said systems, then the cost of same shall be included in Operating Expenses). Tenant shall keep and maintain all exterior components of any windows, doors, loading bay doors and shelters serving the Demised Premises in a clean and orderly condition. The phrase "keep and maintain" as used herein includes repairs, replacement and/or restoration as appropriate. Tenant shall not permit or suffer any over-loading of the floors of the Demised Premises. Tenant shall be responsible for all repairs, interior and exterior, structural and nonstructural, ordinary and extraordinary, in and to the Demised Premises, and the Building (including the facilities and systems thereof and the Common Areas the need for which arises out of (a) the performance or existence of the Tenant's Work or alterations, (b) the installation, use or operation of the Tenant's Property in the Demised Premises, (c) the moving of the Tenant's Property in or out of the Building, or (d) the act, omission, misuse or neglect of Tenant or any of its subtenants or its or their employees, agents, contractors or invitees. Upon request by Landlord, Tenant shall furnish Landlord with true and complete copies of maintenance contracts and with copies of all invoices for work performed, confirming Tenant's compliance with its obligations under this Article. In the event Tenant fails to furnish such copies, Landlord shall have the right, at Tenant's cost and expense, to conduct such inspections or surveys as may be required to determine whether or not Tenant is in compliance with this Article and to have any work required of Tenant performed at Tenant's cost and expense. Tenant shall promptly replace all scratched, damaged or broken doors and glass in and about the Demised Premises and shall be responsible for all repairs, maintenance and replacement of wall and floor coverings in the Demised Premises and for the repair and maintenance of all sanitary and electrical fixtures and equipment therein. The Tenant shall also arrange for its own cleaning services and rubbish removal, subject to the right of Landlord, at Landlord's option to perform such services and include the cost of such services in Operating in Expenses. Tenant shall promptly make all repairs in or to the Demised Premises for which Tenant is responsible, and any repairs required to be made by Tenant to the mechanical, electrical, sanitary, heating, ventilating, air-conditioning or other systems of the Building shall be performed only by contractor(s) designated by Landlord. Any other repairs in or to the Building and the facilities and systems thereof for which Tenant is responsible shall be performed by Landlord at Tenant's expense; but Landlord may, at its option, before commencing any such work or at any time thereafter, require

Tenant to furnish to Landlord such security, in form (including, without limitation, a bond issued by a corporate surety licensed to do business in New Jersey) and amount, as Landlord shall deem necessary to assure the payment for such work by Tenant. Notwithstanding anything herein contained to the contrary, Landlord shall be responsible for repairs to the Demised Premises caused by the negligent acts or willful misconduct of Landlord or its agents.

         17.02. So long as Tenant is not in default of this Lease, Landlord shall make all structural repairs and replacements to the Demised Premises (i.e., repairs to the concrete slab, load bearing walls and structure supporting the roof membrane) at Landlord's cost and expense (unless the result of the act, omission, misuse or neglect of Tenant or its' employees, agents, contractors or invitees, in which case Landlord shall perform such repairs or replacements to the structure at Tenant's expense). Further, so long as Tenant is not in default of this Lease, Landlord shall maintain and make all repairs and/or replacements to the roof membrane above the Demised Premises. The cost of such maintenance, repair and/or replacement to the roof membrane shall be included in Operating Expenses; provided, however, to the extent any such repair and/or replacement to the roof membrane constitutes a capital improvement, Landlord shall make said capital improvement to the roof membrane, and Tenant shall be responsible for that portion of the cost of said capital improvement as is determined by amortizing said cost over the useful life of the capital improvement; an annual amount equal to the amortized cost of the capital improvement shall be paid by Tenant, as an Operating Expense, over the then remaining Term (or extension thereof the Lease. Landlord shall keep and maintain the Common Areas and shall procure landscaping and snow removal services for the Building and the cost thereof shall be included in Operating Expenses, for which Tenant shall pay Tenant's Fraction.

         17.03. Tenant shall not permit or suffer the overloading of the floors of the Demised Premises beyond 250 pounds per square foot, or lesser amount as may be applicable to any mezzanine area.

         17.04. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant, nor shall Tenant's covenants and obligations under this Lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's doing any repairs, maintenance, or changes which Landlord is required or permitted by this Lease, or required by Law, to make in or to any portion of the Building.

         17.05. Notwithstanding anything herein contained in this Lease to the contrary, Landlord hereby agrees to provide Tenant with a one (1) year warranty with respect to the mechanical systems in the Demised Premises. The one (1) year warranty period shall run from the Commencement Date, During the warranty period, Landlord shall be responsible to perform all maintenance, repair and replacement in and to the mechanical systems in the Demised Premises unless and to the extent caused by the act, omission or negligence of Tenant, its agents, representatives, employees, contractors or invitees, in which case Tenant shall be responsible for such maintenance, repair or replacement. Tenant shall notify Landlord immediately upon learning of any required repair in and to the mechanical systems in the Demised Premises during the warranty period.

                          ARTICLE 18 - UTILITY CHARGES

         18.01. Tenant shall pay all charges for gas, water, sewer, electricity, heat or other utility or service supplied to the Demised Premises as measured by meters relating to Tenant's use, and any cost of repair, maintenance, replacement, and reading of any meters measuring Tenant's consumption thereof. If any utilities or services are not separately metered or assessed or are only partially separately metered or assessed and are used in common with other tenants or occupants of the Building, Tenant shall pay to Landlord on demand Tenant's proportionate share of such charges for utilities and/or services, which shall be such charges multiplied by a fraction the numerator of which shall be the Floor Space in the Demised Premises and the denominator of which shall be the Floor Space of all tenants and occupants of the Building using such utilities and/or services. In the event Landlord determines that Tenant's utilization of any such service exceeds the fraction referred to above, Tenant's proportionate share with respect to such service shall, at Landlord's option, mean the percentage of any such service (but not less than the fraction referred to above) which Landlord reasonably estimates as Tenant's utilization thereof. (In no event, however, shall the aggregate percentage of all tenants in the Building using such service exceed 100%). Tenant expressly agrees that Landlord shall not be responsible for the failure of supply to Tenant of any of the aforesaid, or any other utility service. Landlord shall not be responsible for any public or private telephone service to be installed in the space, particularly conduit, if required.

         18.02. Tenant's use of electric energy in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building's electric service, Tenant shall not, without Landlord's prior consent in each instance (which shall not be unreasonably withheld), connect any fixtures, appliances or equipment to the Building's electric distribution system or make any alteration or addition to the electric system of the Demised Premises existing on the Commencement Date. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord and the cost thereof shall be paid by Tenant to Landlord on demand.

                      ARTICLE 19 - ACCESS, CHANGES AND NAME

         19.01. Except for the space within the inside surfaces of all walls, hung ceilings, floors, windows and doors bounding the Demised Premises, all of the Building, including, without limitation, exterior Building walls, core corridor walls and doors and any core corridor entrance, any terraces or roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities and the use thereof, as well as access thereto through the Demised Premises for the purpose of operating, maintenance, decoration and repair, are reserved to Landlord. Landlord also reserves the right, to install, erect, use and maintain pipes, ducts and conduits in and through the Demised Premises, provided such are properly enclosed.

         19.02. Landlord and its agents shall have the right to enter and/or pass through the Demised Premises at any time or times (a) to examine the Demised Premises and to show them to actual and prospective Superior Lessors, Superior Mortgagees, or prospective purchasers of the Building, and

(b) to make such repairs, alterations, additions and improvements in or to the Demised Premises and/or in or to the Building or its facilities and equipment as Landlord is required or desires to make. Landlord shall be allowed to take all materials into and upon the Demised Premises that may be required in connection therewith, without any liability to Tenant and without any reduction of Tenant's obligations hereunder. During the period of eighteen (18) months prior to the Expiration Date, Landlord and its agents may exhibit the Demised Premises to prospective tenants.

         19.03. If at any time any windows of the Demised Premises are temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the Building, or if any part of the Building or the Common Areas, other than the Demised Premises, is temporarily or permanently closed or inoperable, the same shall not be deemed a constructive eviction and shall not result in any reduction or diminution of Tenant's obligations under this Lease.

         19.04. If, during the last month of the Term, Tenant has removed all or substantially all of the Tenant's Property from the Demised Premises, Landlord may, without notice to Tenant, immediately enter the Demised Premises and alter, renovate and decorate the same, without liability to Tenant and without reducing or otherwise affecting Tenant's obligations hereunder.

         19.05. Landlord reserves the right, at any time and from time to time, to make such changes, alterations, additions and improvements in or to the Building and the fixtures and equipment thereof as Landlord shall deem necessary or desirable.

         19.06. Landlord may adopt any name for the Building. Landlord reserves the right to change the name and/or address of the Building at any time.

                  ARTICLE 20 - MECHANICS' LIENS AND OTHER LIENS

         20.01. Nothing contained in this Lease shall be construed to imply any consent of Landlord to subject Landlord's interest or estate to any liability under any mechanic's, construction or other lien law. If any lien or any Notice of Intention (to file a lien), Lis Pendens, or Notice of Unpaid Balance and Right to File Lien is filed against the Land, the Building, or any part thereof, or the Demised Premises, or any part thereof, for any work, labor, services or materials claimed to have been performed or furnished for or on behalf of Tenant, or anyone holding any part of the Demised Premises through or under Tenant, Tenant shall cause the same to be canceled and discharged of record by payment, bond or order of a court of competent jurisdiction within thirty (30) days after notice by Landlord to Tenant.

                 ARTICLE 21 - NON-LIABILITY AND INDEMNIFICATION

         21.01. Neither Landlord nor any partner, joint venturer, director, officer, agent, servant or employee of Landlord shall be liable to Tenant for any loss, injury or damage to Tenant or to any other Person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless caused by or resulting from the negligence of Landlord, its agents, servants or employees in the operation or maintenance of the Land or Building without contributory negligence on the part of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors. Further, neither

Landlord nor any partner, joint venturer, director, officer, agent, servant or employee of Landlord shall be liable (a) for any such damage caused by other tenants or Persons other than Landlord or it's agents in, upon or about the Land or Building, or caused by operations in construction of any private, public or quasi-public work; or (b) even if negligent, for consequential damages arising out of any loss of use of the Demised Premises or any equipment or facilities therein by Tenant or any Person claiming through or under Tenant.

         21.02. Tenant shall indemnify and hold harmless Landlord and all Superior Lessors and its and their respective partners, joint venturers, directors, officers, agents, servants and employees from and against any and all claims arising from or in connection with (a) the conduct or management of the Demised Premises or of any business therein, or any work or thing whatsoever done, or any condition created (other than by Landlord or its agents) in the Demised Premises during the Term or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, joint venturers, directors, officers, agents, employees or contractors; (c) any accident, injury or damage whatever (unless caused solely by Landlord or its agent's negligence) occurring in the Demised Premises; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; together with all costs, liabilities and reasonable expenses incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses. In case of any action or proceeding is brought against Landlord and/or any Superior Lessor and/or its or their partners, joint venturers, directors, officers, agents and/or employees by reason of any such claim, Tenant, upon notice from Landlord or such Superior Lessor, shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Landlord).

         21.03. Notwithstanding any provision to the contrary, Tenant shall look solely to the estate and property of Landlord in and to the Land and Building (or the proceeds received by Landlord on a sale of such estate and property but not the proceeds of any financing or refinancing thereof) in the event of any claim against Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises or the Common Areas, and Tenant agrees that the liability of Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises or the Common Areas shall be limited to such estate and property of Landlord (or sale proceeds). No other properties or assets of Landlord or any partner, joint venturer, director, officer, agent, servant or employee of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgement (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of, or in connection with, this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises or the Common Areas and if Tenant shall acquire a lien on or interest in any other properties or assets by judgment or otherwise, Tenant shall promptly release such lien on or interest in such other properties and assets by executing, acknowledging and delivering to Landlord an instrument to that effect prepared by Landlord's attorneys. Tenant hereby waives the right of specific performance and any other remedy allowed in equity if specific performance or such other remedy could result in any liability of Landlord for the payment of money to Tenant, or to any court or governmental authority (by way of fines or otherwise) for Landlord's failure or refusal to observe a judicial decree or determination, or to any third party.

                       ARTICLE 22 - DAMAGE OR DESTRUCTION

         22.01. If the Building or the Demised Premises shall be partially or totally damaged or destroyed by fire or other casualty (and if this Lease shall not be terminated as in this Article 22 hereinafter provided), Landlord shall repair the damage and restore and rebuild the Building and/or the Demised Premises (except for the Tenant's Property) with reasonable dispatch after notice to it of the damage or destruction and the collection of the insurance proceeds attributable to such damage.

         22.02. Subject to the provisions of Section 22.05, if all or part of the Demised Premises shall be damaged or destroyed or rendered completely or partially untenantable on account of fire or other casualty, the Rent shall be abated or reduced, as the case may be, in the proportion that the untenantable area of the Demised Premises bears to the total area of the Demised Premises for the period from the date of the damage or destruction to (a) the date the damage to the Demised Premises shall be substantially repaired, or (b) if the Building and not the Demised Premises is so damaged or destroyed, the date on which the Demised Premises shall be made tenantable; provided, however, should Tenant reoccupy a portion of the Demised Premises during the period the repair or restoration work is taking place and prior to the date that the Demised Premises are substantially repaired or made tenantable the Rent allocable to such reoccupied portion, based upon the proportion which the area of the reoccupied portion of the Demised Premises bears to the total area of the Demised Premises, shall be payable by Tenant from the date of such occupancy.

         22.03. If (a) the Building or the Demised Premises shall be totally damaged or destroyed by fire or other casualty, or (b) the Building shall be so damaged or destroyed by fire or other casualty (whether or not the Demised Premises are damaged or destroyed) that its repair or restoration requires the expenditure, as estimated by a reputable contractor or architect designated by Landlord, of more than twenty percent (20%) (or ten percent [10%] if such casualty occurs during the last two [2] years of the Tenn) of the full insurable value of the Building immediately prior to the casualty, or (c) the Building shall be damaged or destroyed by fire or other casualty (whether or not the Demised Premises are damaged or destroyed) and either the loss shall not be covered by Landlord's insurance or the net insurance proceeds (after deducting all expenses in connection with obtaining such proceeds) shall, in the estimation of a reputable contractor or architect designated by Landlord be insufficient to pay for the repair or restoration work, then in either such case Landlord may terminate this Lease by giving Tenant notice to such effect within ninety (90) days after the date of the fire or other casualty.

         22.04. Tenant shall not be entitled to terminate this Lease and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building pursuant to this Article 22. Landlord shall use its best efforts to make such repair or restoration promptly and in such manner as not unreasonably to interfere with Tenant's use and occupancy of the Demised Premises, but Landlord shall not be required to do such repair or restoration work except during Landlord's business hours on business days.

         22.05. Notwithstanding any of the foregoing provisions of this Article 22, if by reason of some act or omission on the part of Tenant or any of its subtenants or its or their partners, directors, officers, servants, employees, agents or contractors, either (a) Landlord or any Superior Lessor or any Superior Mortgagee shall be unable to collect all of the insurance proceeds (including, without limitation, rent insurance proceeds) applicable to damage or destruction of the Demised Premises or the Building by fire or other casualty, or (b) the Demised Premises or the Building shall be damaged or destroyed or rendered completely or partially untenantable on account of fire or other casualty, then, without prejudice to any other remedies which may be available against Tenant, there shall be no abatement or reduction of the Rent. Further, nothing contained in this Article 22 shall relieve Tenant from any liability that may exist as a result of any damage or destruction by fire or other casualty.

         22.06. Landlord will not carry insurance of any kind on the Tenant's Property and, except as provided by law or by reason of Landlord's breach of any of its obligations hereunder or as a result of Landlord's gross negligence or wilful misconduct, shall not be obligated to repair any damage to or replace the Tenant's Property.

         22.07. The provisions of this Article 22 shall be deemed an express agreement governing any case of damage or destruction of the Demised Premises and/or Building by fire or other casualty, and any law providing for such a contingency in the absence of an express agreement, now or hereafter in force, shall have no application in such case.

         22.08. Notwithstanding anything herein contained to the contrary, but subject to the rights provided Landlord in Section 22.03, Landlord hereby agrees to advise Tenant ("Landlord's Notice"), within sixty (60) days of the date of any fire or other casualty, as to whether or not Landlord is able to and intends to restore the Demised Premises to a tenantable condition within twelve (12) months from the date of Landlord's Notice. In the event Landlord advises Tenant that it cannot so restore the Demised Premises within said twelve (12) month period, Tenant shall have the right to terminate this Lease, by written notice to Landlord to that effect, which right must be exercised within twenty (20) days of the receipt of Landlord's Notice (provided, however, Tenant shall have a period of up to sixty (60) days from the date of Tenant's notice to vacate the Demised Premises and will so advise Landlord of the date of vacation in said notice). In the event Landlord advises Tenant that it is able to restore the Premises within said twelve (12) month period, or, in the event Tenant fails to so advise Landlord within the twenty (20) day period that it desires to terminate the Lease, then the provisions of Article 22.01 through 22.07 shall control. Further, to the extent any fire or other casualty occurs in the last year of the Term and, as a direct and proximate result of said fire or casualty, Tenant cannot reasonably operate its business at the Demised Premises, Tenant shall be permitted to terminate this Lease by notice to Landlord to that effect.

                           ARTICLE 23 - EMINENT DOMAIN

         23.01 If the whole of the Demised Premises shall be taken by any public or quasi-public authority under the power of condemnation, eminent domain or expropriation, or in the event of conveyance of the whole of the Demised Premises in lieu thereof, this Lease shall terminate as of the day possession shall be taken by such authority. If 25% or less of the Floor Space of the

Demised Premises shall be so taken or conveyed, this Lease shall terminate only in respect of the part so taken or conveyed as of the day possession shall be taken by such authority. If more than 25% of the Floor Space of the Demised Premises shall be so taken or conveyed, this Lease shall terminate only in respect of the part so taken or conveyed as of the day possession shall be taken by such authority, but either party shall have the right to terminate this Lease upon notice given to the other party within 30 days after such taking possession. If more than 25% of the Floor Space of the Building shall be so taken or conveyed, Landlord may, by notice to Tenant, terminate this Lease as of the day possession shall be taken. If so much of the parking facilities shall be so taken or conveyed that the number of parking spaces necessary, in Landlord's judgment, for the continued operation of the Building shall not be available, Landlord shall, by notice to Tenant, terminate this Lease as of the day possession shall be taken. If this Lease shall continue in effect as to any portion of the Demised Premises not so taken or conveyed, the Rent shall be computed as of the day possession shall be taken on the basis of the remaining Floor Space of the Demised Premises. Except as specifically provided herein, in the event of any such taking or conveyance there shall be no reduction in Rent. If this Lease shall continue in effect, Landlord shall, at its expense, but shall be obligated only to the extent of the net award or other compensation (after deducting all expenses in connection with obtaining same) available to Landlord for the improvements taken or conveyed (excluding any award or other compensation for land or for the unexpired portion of the term of any Superior Lease), make all necessary alterations so as to constitute the remaining Building a complete architectural and tenantable unit, except for the Tenant's Property, and Tenant shall make all alterations or replacements to the Tenant's Property and decorations in the Demised Premises. All awards and compensation for any taking or conveyance, whether for the whole or a part of the Land or Building, the Demised Premised or otherwise, shall be the property of Landlord, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all such awards and compensation, including, without limitation, any award or compensation for the value of the unexpired portion of the Term. Tenant shall be entitled to claim, prove and receive in the condemnation proceeding such award or compensation as may be allowed for the Tenant's Property and for loss of business, good will, and depreciation or injury to and cost of removal of the Tenant's Property, but only if such award or compensation shall be made by the condemning authority in addition to, and shall not result in a reduction of, the award or compensation made by it to Landlord.

         23.02. If the temporary use or occupancy of all or any part of the Demised Premises shall be taken during the Term, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award or payment for such taking which represents compensation for the use and occupancy of the Demised Premises, for the taking of the Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Demised Premises. This Lease shall be and remain unaffected by such taking and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay the Rent in full] when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date, that part of the award or payment which represents compensation for the use and occupancy of the Demised Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive (except as otherwise provided below) so much thereof as represents compensation for the period up to and including the Expiration Date and Landlord shall receive so much thereof as represents compensation for the period after the Expiration Date. All monies to be paid to Tenant as, or as part of, an award or payment for temporary use and occupancy for a period beyond the date to which the Rent has been paid shall be received, held and applied by the first Superior Mortgagee (or if there is no Superior Mortgagee, by Landlord as a trust fund) for payment of the Rent becoming due hereunder.

                             ARTICLE 24 - SURRENDER

         24.01. On the Expiration Date, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Demised Premises, Tenant shall quit and surrender the Demised Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, and Tenant shall remove all of Tenant's Property therefrom except as otherwise expressly provided in this Lease.

         24.02. If Tenant remains in possession of the Demised Premises after the expiration of the Term, Tenant shall be deemed to be occupying the Demised Premises at the sufferance of Landlord subject to all of the provisions of this Lease, except that the monthly Fixed Rent shall be twice the Fixed Rent in effect during the last month of the Term, plus 1/12th of the average annual Percentage Rent for the immediately preceding three (3) full Calendar Years (or for the entire Term if less than three (3) full Calendar Years).

         24.03. No act or thing done by Landlord or its agents shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord.

                      ARTICLE 25 - CONDITIONS OF LIMITATION

         25.01. This Lease is subject to the limitation that whenever Tenant or any Guarantor (a) shall make an assignment for the benefit of creditors, or (b) shall commence a voluntary case or have entered against it an order for relief under any chapter of the Federal Bankruptcy Code (Title 11 of the United States
Code) or any similar order or decree under any federal or state law, now in existence, or hereafter enacted having the same general purpose, and such order or decree shall have not been stayed or vacated within sixty (60) days after entry, or (c) shall cause, suffer, permit or consent to the appointment of a receiver, trustee, administrator, conservator, sequestrator, liquidator or similar official in any federal, state or foreign judicial or nonjudicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, and such appointment shall not have been revoked, terminated, stayed or vacated and such official discharged of his duties within sixty (60) days of his appointment, then Landlord, at any time after the occurrence of any such event, may give Tenant a notice of intention to end the Term at the expiration of five
(5) days from the date of service of such notice of intention, and upon the expiration of said five (5) day period, whether or not the Term shall theretofore have commenced, this Lease shall terminate with the same effect as if that day were the expiration date of this Lease, but Tenant shall remain liable for damages as provided in Article 27.

         25.02. This Lease is subject to the further limitations that: (a) if Tenant shall default in the payment of any Rent, or (b) if Tenant shall, whether by action or inaction, be in default of any of its obligations under this Lease (other than a default in the payment of Rent) and such default shall continue and not be remedied within twenty (20) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a default which cannot with due diligence be cured within- a period of twenty (20) days and the continuance of which for the period required for cure will not subject Landlord or any Superior Lessor to prosecution for a crime (as more particularly described in the last sentence of Section 12.02) or termination of any Superior Lease or foreclosure of any Superior Mortgage, if Tenant shall not, (i) within said twenty (20) day period advise Landlord of Tenant's intention to take all steps necessary to remedy such default, (ii) duly commence within said twenty
(20) day period, and thereafter diligently prosecute to completion all steps necessary to remedy the default, and (iii) complete such remedy within a reasonable time after the date of said notice by Landlord, or (c) if any event shall occur or any contingency shall arise whereby this Lease would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by Article 11, or
(d) if Tenant shall vacate or abandon the Demised Premises, or (e) if there shall be any default by Tenant (or any person which, directly or indirectly, controls, is controlled by, or is under common control with Tenant) under any other lease with Landlord (or any person which, directly or indirectly, controls, is controlled by, or is under common control with Landlord) which shall not be remedied within the applicable grace period, if any, provided therefor under such other lease, then in any of said cases Landlord may give to Tenant a notice of intention to end the Term at the expiration of five (5) business days from the date of the service of such notice of intention, and upon the expiration of said five (5) business days, whether or not the Term shall theretofore have commenced, this Lease shall terminate with the same effect as if that day were the expiration date of this Lease, but Tenant shall remain liable for damages as provided in Article 27.

                        ARTICLE 26 - RE-ENTRY BY LANDLORD

         26.01. If Tenant shall default in the payment of any Rent, or if this Lease shall terminate as provided in Article 25, Landlord or Landlord's agents and employees may immediately or at any time thereafter re-enter the Demised Premises, or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any Person therefrom, to the end that Landlord may have, hold and enjoy the Demised Premises. The word "reenter," as used herein, is not restricted to its technical legal meaning. If this Lease is terminated under the provisions of Article 25, or if Landlord shall re-enter the Demised Premises under the provisions of this
Article 26, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceedings or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the Rent payable up to the time of such termination of this Lease, or of such recovery of possession of the Demised Premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided' in Article 27.

         26.02. In the event of a breach or threatened breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right of injunction. The special remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies to which Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

         26.03. If this Lease shall terminate under the provisions of Article 25, or if Landlord shall re-enter the Demised Premises under the provisions of this Article 26, or in the event of the termination of this Lease, or of reentry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as Advance Rent, security or otherwise, but such monies shall be credited by Landlord against any Rent due from Tenant at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant under Article 27 or pursuant to law,

                              ARTICLE 27 - DAMAGES

         27.01. If this Lease is terminated under the provisions of Article 25 or if Landlord shall re-enter the Demised Premises under the provisions of
Article 26, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay as Additional Charges to Landlord, at the election of Landlord, either or any combination of:

         (a) a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then value of the excess, if any, of (i) the aggregate amount of the Rent which would have been payable by Tenant (conclusively presuming the average monthly Percentage Rent and Additional Charges to be the same as were the average monthly Percentage Rent and Additional Charges payable for the year, or if less than 365 days have then elapsed since the Commencement Date, the partial year, immediately preceding such termination or re-entry) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date, over (ii) the aggregate rental value of the Demised Premises for the same period; or

         (b) sums equal to the Fixed Rent, Percentage Rent (in the same monthly amount as the average monthly Percentage Rent payable for the year, or if less than three hundred sixty five (365) days have then elapsed since the Commencement Date, the partial year, immediately preceding such termination or re-entry) and the Additional Charges which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the Demised Premises, payable upon the due dates therefor specified herein following such termination or such re-entry and until the Expiration Date, provided, however, that if Landlord shall relet the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such relenting the expenses incurred or paid by Landlord in terminating this Lease or in reentering the Demised Premises and in securing possession thereof, as well as the expenses of reletting, including, without limitation, altering and preparing the Demised Premises for new tenants, brokers' commissions, reasonable legal fees, and all other expenses properly chargeable against the Demised Premises and the rental therefrom, it being understood that any such reletting may be for a period shorter or longer than the period ending on the Expiration Date; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subsection (b) to a credit in respect of any rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Demised Premises or any part thereof should be relet in combination with other space, then proper appointment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting; or

         (c) a sum which at the time of such termination of this Lease or at the time of any such reentry by Landlord, as the case may be, represents the aggregate amount of the Rent which would have been payable by Tenant (conclusively presuming the average monthly Additional Charges to be the same as were the average monthly Additional Charges payable for the year, or if less than 365 days have then elapsed since the Commencement Date, the partial year, immediately preceding such termination or re-entry) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date; provided, however, that if Landlord shall relet the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease or in re-entering the Demised Premises and in securing possession thereof, as well as the expenses of reletting, including, without limitation, altering and preparing the Demised Premises for new tenants, brokers' commissions, reasonable legal fees, and all other expenses properly chargeable against the Demised Premises and the rental therefrom, it being understood that any such relenting may be for a period shorter or longer than the period ending on the Expiration Date; but in no event shall Landlord have to account to Tenant for any rents in excess of the total damages recovered by Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subdivision (c) to a credit in respect of any rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Demised Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting.

If the Demised Premises or any part thereof should be relet by Landlord before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the Demised Premises, or part thereof, so relet during the term of the reletting. Landlord shall not be liable in any way whatsoever for its failure to relet the Demised Premises or any part thereof, or if the Demised Premises or any part thereof are relet, for its failure to collect the rent under such reletting, and no such failure to relet or failure to collect rent shall release or affect Tenant's liability for damages or otherwise under this Lease. Furthermore, Tenant, on behalf of itself and any and all persons claiming through or under Tenant, does hereby waive and surrender all right and privilege which it, they or any of them might have under or by reason of any present or future law or applicable governmental or judicial authority, to require that Landlord mitigate damages sustained or to be sustained by Landlord hereunder as a result of a default by Tenant and/or any and all persons claiming through or under Tenant under this Lease. In the event Tenant, on behalf of itself or any and all persons claiming through or under Tenant, attempts to raise a defense or assert any affirmative obligations on Landlord's part to mitigate such damages or relet the Demised Premises, Tenant shall reimburse Landlord for any costs and expenses incurred by Landlord as a result of any such defense or assertion, including but not limited to Landlord's attorneys' fees incurred in connection therewith.

         27.02. Suit or suits for the recovery of such damages or, any installments thereof, may be brought by Landlord at any time and from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term would have expired if it had not been so terminated under the provisions of Article 25, or under any provision of law, or had Landlord not re-entered the Demised Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as damages by reason of the termination of this Lease or re-entry of the Demised Premises for the default of Tenant under this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time, whether or not such amount be greater than, equal to, or less than any of the sums referred to in Section 27.01.

         27.03. In addition, if this Lease is terminated under the provisions of
Article 25, or if Landlord shall re-enter the Demised Premises under the provisions of Article 26, Tenant covenants that: (a) the Demised Premises then shall be in the same condition as that in which Tenant has agreed to surrender the same to Landlord at the Expiration Date; (b) Tenant shall have performed prior to any such termination any obligation of Tenant contained in this Lease for the making of any alteration or for restoring or rebuilding the Demised Premises or the Building, or any part thereof, and (c) for the breach of any covenant of Tenant set forth above in this Section 27.03, Landlord shall be entitled immediately, without notice or other action by Landlord, to recover, and Tenant shall pay, as and for liquidated damages therefor, the cost of performing such covenant (as estimated by an independent contractor reasonably selected by Landlord).

         27.04. In addition to any other remedies Landlord may have under this Lease, and without reducing or adversely affecting any of Landlord's rights and remedies under this Article 27, if any Rent or damages payable hereunder by Tenant to Landlord are not paid upon demand therefor, the same shall bear interest at the Late Payment Rate or the maximum rate permitted by law, whichever is less, from the due date thereof until paid, and the amounts of such interest shall be Additional Charges hereunder.

                        ARTICLE 28 - AFFIRMATIVE WAIVERS

         28.01. Tenant, on behalf of itself and any and all persons claiming through or under Tenant, does hereby waive and surrender all right and privilege which it, they or any of them might have under or by reason of any present or future law, to redeem the Demised Premises or to have a continuance of this Lease after being lawfully dispossessed or ejected from the Demised Premises by process of law or under the terms of this Lease or after the termination of this Lease as provided in this Lease.

         28.02. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and Tenant's use or occupancy of the Demised premisses and use of the Common Area, including, without limitation, any claim of injury or damage, and any emergency and other statutory remedy with respect thereto. Tenant shall not interpose- any counterclaim of any kind in any action or proceeding commenced by Landlord to recover possession of the Demised Premises, except for those claims which would be waived if not then interposed.

                             ARTICLE 29 - NO WAIVERS

         29.01. The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future or the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of Fixed Rent, Percentage Rent or Additional Charges with knowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

                      ARTICLE 30 - CURING TENANT'S DEFAULTS

         30.01. If Tenant shall default in the performance of any of Tenant's obligations under this Lease after the applicable notice and cure periods provided in this Lease, if any, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice in a case of emergency, and in any other case only if such default continues after the expiration of fifteen (15) days from the date Landlord gives Tenant notice of the default. Bills for any expenses incurred by Landlord in connection with any such performance by it for the account of Tenant, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including reasonable attorneys' fees and expenses, involved in collecting or endeavoring to collect the Rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant or Tenant's obligations hereunder, under or in connection with this Lease or pursuant to law, including any such reasonable cost, expense and disbursement involved in instituting and prosecuting summary proceedings or in recovering possession of the Demised Premises after default by Tenant or upon the expiration of the Term or sooner termination of this Lease, and interest on all sums advanced by Landlord under this Article at the Late Payment Rate or the maximum rate permitted by law, whichever is less, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and such amounts shall be due and payable in accordance with the terms of such bills.

                               ARTICLE 31 - BROKER

         31.01. Landlord and Tenant represent to each other that no broker except the Broker was instrumental in bringing about or consummating this Lease and that neither party had any conversations or negotiations with any broker except the Broker concerning the leasing of the Demised Premises. Landlord and Tenant each agree to indemnify and hold the other harmless against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses, arising out of any conversations or negotiations had by Landlord or Tenant, as the case may be, with any broker other than the Broker.

                              ARTICLE 32 - NOTICES

         32.01. Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Lease or pursuant to any applicable Legal Requirement, shall be in writing and shall be deemed to have been properly given, rendered or made only if hand delivered or sent by United States registered or certified mail, return receipt requested, or nationally recognized overnight courier service addressed to the other party at the address hereinabove set forth as to Landlord, to the attention of General Counsel with a concurrent notice to the attention of Controller, and shall be deemed to have been given, rendered or made, in the case of a mailing, on the second business day after the day so mailed, unless mailed outside the State of New Jersey, in which case it shall be deemed to have been given, rendered or made on the fifth business day after the day so mailed, and in the case of overnight carrier, upon receipt. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demands, consents, approvals or other communications intended for it. In addition, upon and to the extent requested in writing by Landlord, copies of notices shall be sent to the Superior Mortgagee.

                       ARTICLE 33 - ESTOPPEL CERTIFICATES

         33.01. Each party shall, at any time and from time to time, as requested by the other party, upon not less than ten (10) days' prior written notice, execute and deliver to the requesting party a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Fixed Rent and Additional Charges have been paid, stating whether or not, to the best knowledge of the party giving the statement, the requesting party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the party giving the statement shall have knowledge, and stating whether or not, to the best knowledge of the party giving the statement, any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default of the requesting party, and, if so, specifying each such event; any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation. Tenant also shall include in any such statement such other information concerning this Lease as Landlord may reasonably request.

                            ARTICLE 34 - ARBITRATION

         34.01. Landlord may at any time request arbitration, and Tenant may at any time when not in default in the payment of any Rent request arbitration, of any matter in dispute but only where arbitration is expressly provided for in this Lease. The party requesting arbitration shall do so by giving notice to that effect to the other party, specifying in said notice the nature of the dispute, and said dispute shall be determined in Newark, New Jersey, by a single arbitrator, in accordance with the rules then obtaining of the American Arbitration Association (or any comparable organization designated by Landlord). The award in such arbitration may be enforced on the application of either party by the order or judgment of a court of competent jurisdiction. The fees and expenses of any arbitration shall be borne by the parties equally, but each party shall bear the expense of its own attorneys and experts and the additional expenses of presenting its own proof If Tenant gives notice requesting arbitration as provided in this Article, Tenant shall simultaneously serve a duplicate of the notice on each Superior Mortgagee and Superior Lessor whose name and address shall previously have been furnished to Tenant, and such Superior Mortgagees and Superior Lessor shall have the right to participate in such arbitration.

                        ARTICLE 35 - MEMORANDUM OF LEASE

         35.01. Tenant shall not record this Lease. However, at the request of Landlord, Tenant shall promptly execute, acknowledge and deliver to Landlord a memorandum of lease in respect of this Lease sufficient for recording. Such memorandum shall not be deemed to change or otherwise affect any of the obligations or provisions of this Lease. Whichever party records such memorandum of Lease shall pay all recording costs and expenses, including any taxes that are due upon such recording.

                           ARTICLE 36 - MISCELLANEOUS

         36.01. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement(s) which may be made between the parties concurrently with the execution and delivery of this Lease. All understandings and agreements heretofore had between the parties are merged in this Lease and any other written agreement(s) made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation. Neither party has relied upon any statement or representation not embodied in this Lease or in any other written agreement(s) made concurrently herewith. The submission of this Lease to Tenant does not constitute by Landlord a reservation of, or an option to Tenant for, the Demised Premises, or an offer to lease on the terms set forth herein and this Lease shall become effective as a lease agreement only upon execution and delivery thereof by Landlord and Tenant.

         36.02. No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or effectuation of abandonment is sought.

         36.03. If Tenant shall at any time request Landlord to sublet or let the Demised Premises for Tenant's account, Landlord or its agent is authorized to receive keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord of any liability for loss or damage to any of the Tenant's Property in connection with such subletting or letting, except if the direct and proximate result of the gross negligence or willful misconduct of Landlord or it's agents.

         36.04. Except as otherwise expressly provided in this Lease, the obligations under this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party is named or referred to; provided, however, that (a) no violation of the provisions of Article 11 shall operate to vest any rights in any successor or assignee of Tenant and (b) the provisions of this Section 36.04 shall not be construed as modifying the conditions of limitation contained in
Article 25.

         36.05. Except for Tenant's obligations to pay Rent, the time for Landlord or Tenant, as the case may be, to perform any of its respective obligations hereunder shall be extended if and to the extent that the performance thereof shall be prevented due to any Unavoidable Delay. Except as expressly provided to the contrary, the obligations of Tenant hereunder shall not be affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant, (a) because Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease due to any of the matters set forth in the first sentence of this Section 36.05, or (b) because of any failure or defect in the supply, quality or character of electricity, water or any other utility or service furnished to the Demised Premises for any reason beyond Landlord's reasonable control.

         36.06. Any liability for payments hereunder (including, without limitation, Additional Charges) shall survive the expiration of the Term or earlier termination of this Lease.

         36.07. If Tenant shall request Landlord's consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent; Tenant's sole remedy shall be an action for specific performance or injunction, and such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold or delay its consent or where as a matter of law Landlord may not unreasonably withhold its consent.

         36.08. If an excavation shall be made upon land adjacent to or under the Building, or shall be authorized to be made, Tenant shall afford to the Person causing or authorized to cause such excavation, license to enter the Demised Premises for the purpose of performing such work as said Person shall reasonably deem necessary or desirable to preserve and protect the Building from injury or damage and to support the same by proper foundations, without any claim for damages or liability against Landlord and without reducing or otherwise affecting Tenant's obligations under this Lease. Landlord shall exercise its rights hereunder so as to minimize any interference with Tenant's business operation at the Demised Premises.

         36.09. Tenant shall not exercise its rights under Article 15 or any other provision of this Lease in a manner which would violate Landlord's union contracts or create any work stoppage, picketing, labor disruption or dispute or any interference with the business of Landlord or any tenant or occupant of the Building.

         36.10. Tenant shall give prompt notice to Landlord upon Tenant's becoming aware of (a) any occurrence in or about the Demised Premises for which Landlord might be liable, (b) any fire or other casualty in the Demised Premises, (c) any damage to or defect in the Demised Premises, including the fixtures and equipment thereof, for the repair of which Landlord might be responsible, and (d) any damage to or defect in any part of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator or other systems located in or passing through the Demised Premises or any part thereof.

         36.11. This Lease shall be governed by and construed in accordance with the laws of the State of New Jersey. Tenant hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Lease may be brought in the Courts of the State of New Jersey, or the Federal District Court for the District of New Jersey, as Landlord may elect. By execution and delivery of this Lease, Tenant hereby irrevocably accepts and submits generally and unconditionally for itself and with respect to its properties, to the jurisdiction of any such court in any such action or proceeding, and hereby waives in the case of any such action or proceeding brought in the courts of the State of New Jersey, or Federal District Court for the District of New Jersey, any defenses based on jurisdiction, venue or forum non conveniens. If any provision of this Lease shall be invalid or unenforceable, the remainder of this Lease shall not be affected and shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. If any words or phrases in this Lease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Lease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Lease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. Tenant specifically agrees to pay all of Landlord's reasonable costs, charges and expenses, including attorneys' fees, incurred in connection with any document review requested by Tenant and upon submission of bills therefor. In the event Landlord permits Tenant to examine Landlord's books and records with respect to any Additional Charge imposed under this Lease, such examination shall be conducted at Tenant's sole cost and expense and shall be conditioned upon Tenant retaining an independent accounting firm for such purposes which shall not be compensated on any type of contingent fee basis with respect to such examination. Wherever in this Lease or by law Landlord is authorized to charge or recover costs and expenses for legal services or attorneys' fees, same shall include, without limitation, the costs and expenses for in-house or staff legal counsel or outside counsel at rates not to exceed the reasonable and customary charges for any such services as would be imposed in an arms length third party agreement for such services.

         36.12. Within thirty (30) days of each anniversary date of this Lease, Tenant shall annually furnish to Landlord a copy of its then current audited financial statement which shall be employed by Landlord for purposes of financing the Premises and not distributed otherwise without prior authorization of Tenant. Any material adverse change of Tenant's financial condition shall be furnished to Landlord in writing forthwith and without request by Landlord for same.

         36.13. (i) At least ninety (90) days prior to Tenant's termination of its lease, and any extensions thereof, Tenant agrees to seek a determination from the New Jersey Department of Environmental Protection and Energy ("NJDEPE") in the form of a Letter of Non-applicability ("LNA"), that the New Jersey Industrial Site Recovery Act, N.J. S.A. 13: 1 K-6 et seq. ("ISRA"), is inapplicable to the Tenant's cessation of operations and termination of its lease. Tenant represents, warrants, and covenants that any information contained in any application for an LNA submitted pursuant to this subsection will be true and complete. Tenant represents that the Standard Industrial Classification
(SIC) number applicable to Tenant's operations would not subject this transaction to the requirements of ISRA.

         (ii) In the event that an LNA is denied by NJDEPE, notice of such denial will be given to Landlord within two (2) business days of Tenant's receipt of NJDEPE's denial of the LNA. Tenant shall satisfy its obligations under ISRA prior to its lease termination date: (1) by securing an approval of the Tenant's Negative Declaration; or (2) by securing an approval of the Tenant's Remedial Action Work plan, and completing the implementation of such Plan, and obtaining from NJDEPE a "No Further Action" letter. Tenant shall bear sole responsibility for any investigation and cleanup costs, fees, penalties, or damages associated with ISRA compliance. In the event that Tenant is unable to complete its ISRA compliance obligations by the date of its lease termination, Landlord shall continue to provide Tenant with reasonable access to the Demised Premises, provided that any work undertaken by Tenant shall be performed in such a manner as to minimize interference with Landlord's or any other tenant's use of the Demised Premises. However, Landlord reserves its rights to deem Tenant a holdover tenant in the event that Tenant's ISRA compliance unreasonably restricts the Landlord's use of the Demised Premises.

         (iii) Tenant shall provide Landlord with copies of all correspondence, documents and reports, including sampling results submitted to or received from any governmental agency or third party in connection with Tenant's compliance with ISRA.

         (iv) Landlord represents and warrants that as of the Commencement Date, it has no knowledge of any ISRA violations relative to the Demised Premises.

         (v) Tenant shall not be responsible for any violation of ISRA for circumstances that exist prior to the Commencement Date or violations of ISRA caused solely by Landlord or its agents' willful acts.

         IN WITNESS WHEREOF, Landlord and Tenant have duty executed this Lease as of the day and year first above written.

                                       HARTZ MOUNTAIN ASSOCIATES
                               BY:      HARTZ MOUNTAIN INDUSTRIES, INC.
                                                          ("Landlord")

                               BY: /s/ Irwin A. Horowitz
                                  ----------------------------------------
[Corporate Seal]                   Irwin A. Horowitz
                                   Executive Vice President

                                            JENNA LANE, INC.
                                                          ("Tenant")

                               BY: /s/ Mitchell Dobies
                                  ----------------------------------------
[Corporate Seal]                   Mitchell Dobies
                                   Vice Chairman and Co-Chief Executive Officer

RIDER TO LEASE DATED October 13, 1998, BETWEEN HARTZ MOUNTAIN ASSOCIATES, AS LANDLORD AND JENNA LANE, INC., AS TENANT.

         R1. If any of the provisions of this Rider shall conflict with any of the provisions, printed or typewritten, of this Lease, such conflict shall resolve in every instance in favor of the provisions of this Rider.

         R2. Tenant shall have the right, subject to compliance by Tenant with all Legal Requirements, to operate a warehouse outlet store in a portion of the Demised Premises containing not more than 2000 square feet of Floor Space (hereinafter referred to as the "Retail Premises"). In the event Tenant operates such outlet store, Tenant shall pay to Landlord, in addition to the Fixed Rent, a "Percentage Rent" (as hereinafter provided):

         a. Percentage Rent: The amount for any period computed in accordance with the provisions of Paragraph f. hereof.



         b.       Percentage Rent Rate: Five percent (5%).

         c. Calendar Quarter: Any three-month period commencing on either a January 1, an April 1, a July 1 or an October 1.

         d. Gross Sales: The dollar aggregate of. (a) the actual sales price of all goods and merchandise sold, leased or licensed and the charges for all services performed by Tenant or otherwise in connection with all business conducted at or from the Retail Premises, whether made for cash, by check, credit or otherwise, without reserve or deduction for inability or failure to collect the same, including, without limitation, sales and services (i) where the orders therefor originate at or are accepted at or from the Retail Premises, whether delivery or performance thereof is made at or from the Retail Premises or any other place, it being understood that all sales made and orders received at or from the Retail Premises shall be deemed to have been made and completed therein even though the orders are fulfilled elsewhere or the payments of account are transferred to some other office for collection,
                  (ii) where the orders therefor result from solicitation off the Retail Premises but which are conducted by personnel operating from or reporting to or under the control or supervision of any person at the Retail Premises, (iii) pursuant to mail, telegraph, telephone or other similar orders received or billed at or from the Retail Premises, and (iv) by means of mechanical or other vending devices located at the Retail Premises, and (b) all monies or other things of value received by Tenant from its operations at the Retail Premises (which are not excluded from Gross Sales by the next succeeding sentence) including all finance charges, cost of gift or merchandise certificates and all deposits not refunded to customers. Gross Sales shall not include (x) the exchange of merchandise between stores of Tenant where such exchange is made solely for the convenient operation of Tenant's business and neither for the purpose of depriving Landlord of the benefits of a sale which would otherwise be made at or from the

                  Retail Premises nor for the purpose of consummating a sale which has been theretofore made at or from the Retail Premises, (y) sales of trade fixtures which are not part of Tenant's stock in trade and not sold in the regular course of Tenant's business, or (z) the amount of any city, county, state or federal sales tax, luxury tax or excise tax on sales if the tax is added to the selling price and separately stated and actually paid to the taxing authority by Tenant; provided, however, no franchise or capital stock tax and no income or similar tax based upon income, profits or Gross Sales shall be deducted from Gross Sales in any event whatsoever. Cash or credit refunds made upon transactions included within the Gross Sales, but not exceeding the selling price of merchandise returned by the purchaser and accepted by Tenant, shall be deducted from the Gross Sales for the period when such refunds are made. Further excluded from Gross Sales shall be Tenant's accounts receivable consisting of bad checks and bad debts provided, however, if such accounts are actually collected later, the amounts should be included in Gross Sales at such time. Each charge or sale upon installment or credit or layaway, so called, shall be treated as a sale for the full price in the month during which such charge or sale shall be made, irrespective of the time when Tenant shall receive payment from its customer. Each lease or rental or license of merchandise to customers shall be treated as a sale in the month in which the lease, rental or license is made for a price equal to the total rent of license fee payable. For purposes of this paragraph the word "Tenant" shall include any of Tenant's subtenants, concessionaires and licensees.

         e.       Breakpoint: An amount at an annual rate of $500,000.00.

         f. Within fifteen (15) days after the end of each calendar month during the Term, Tenant shall submit to Landlord a statement certified by Tenant (by an authorized officer if Tenant is a corporation or by a partner if Tenant is a partnership) stating the Gross Sales (including an itemization of all claimed deductions therefrom) for such month. Within fifteen
                  (15) days after the end of each Calendar Quarter, Tenant shall pay to Landlord as Percentage Rent the amount, if any, by which the aggregate Gross Sales for the Calendar Year in which such Calendar Quarter occurs up to the end of such Calendar Quarter exceeds the Breakpoint for such period, or a pro-rata portion thereof for a partial Calendar Quarter, if applicable, multiplied by the Percentage Rent Rate. Within ninety (90) days after the end of each Calendar Year, including any partial Calendar Year at the beginning of the Term, and after the end of the Term, Tenant shall submit to Landlord a statement certified by an independent certified public accountant stating the Gross Sales (including an itemization of all claimed deductions therefrom) and the Percentage Rent for such Calendar Year, or partial Calendar Year if the Term shall begin on a date other than a January 1st and/or end on a date other than a December 31st, as the case may be, and if the Percentage Rent so stated for such period is more or less than the Percentage Rent paid for such period, Tenant shall pay to Landlord the deficiency, or Landlord shall refund to Tenant the excess, within twenty (20) days after submission of such statement of Gross Sales. For at least thirty-six (36) months after the expiration of each Calendar Year, including any partial Calendar Year at the beginning of the

                  Term, and after the end of the Term, Tenant shall keep and maintain (and shall cause all subtenants, concessionaires and licensees to keep and maintain) in the Retail Premises or the main office of Tenant full and accurate books of account and records from which the Gross Sales can be determined. The books and records maintained shall include, but shall not be limited to (i) cash register tapes showing continuous grand total (from a sealed cash register), (ii) original source documents, (iii) sequentially numbered receipts, (iv) federal, state & local tax returns, (v) receipts from daily bank deposits, (vi) computer printouts and (vii) bank statements. Landlord shall have the right from time to time during such thirty-six (36) month period to inspect and audit all such books and records relating to Gross Sales, and Tenant, each subtenant, concessionaire and licensee will produce the same on request of Landlord. If any such inspection and audit discloses that the Gross Sales were understated, Tenant shall forthwith pay to Landlord any additional Percentage Rent shown to be payable, and if the Gross sales for any Calendar Year or partial Calendar Year were understated by more than One Thousand Dollars ($ 1,000.00), Tenant shall also pay the cost of Landlord's inspection and audit. In the event such inspection audit discloses that Gross Sales were overstated, that is, that Tenant overpaid Percentage Rent, Landlord shall refund such overpayment (or credit same against Percentage Rent then becoming due and owing) provided, however, Tenant shall remain liable for the costs of Landlord's inspection and audit not to exceed the greater of (a) $2,000.00 or (b) the amount of the refund and/or credit. Landlord does not in any way, or for any purpose, become a partner or joint venturer with Tenant hereunder. The provisions of this Lease relating to Percentage Rent are included solely for the purpose of providing a method whereby rentals are to be measured and ascertained.

         g. Notwithstanding anything herein contained in subsection R2.(f) to the contrary, Landlord and Tenant hereby agree that for the first two (2) years of the Term, Tenant shall be permitted, in lieu of providing a "statement certified by Tenant... stating Gross Sales. . .," to submit a letter to Landlord, on Tenant's stationary, whereby an officer of Tenant verifies the Gross Sales of Tenant. Accompanying the letter will be a copy of Tenant's bank account statement(s) which bank account or accounts Tenant hereby agrees to establish (and segregate) solely for the purpose of recording transactions, including deposits and debits, relative to Tenant's retail operation at the Demised Premises. Tenant shall make payments of Percentage Rent in accordance with the procedure described in subsection R2.(f) based upon the Tenant's letter and bank accounts. Thereafter, i.e., after the second year of the Term, the provisions of subsection R2.(f) as originally stated shall apply with respect to Tenant's reporting and payment of Gross Sales.

         h. To the extent Tenant's fiscal year is different from a Calendar Year, Tenant's "end of the Calendar Year" reconciliation may be performed at the end of Tenant's fiscal year provided that Tenant's obligation to pay Percentage Rent shall continue up to and including the Expiration Date of this Lease. This provision shall survive the termination of the Lease.

         R3. Landlord shall use its best efforts to provide Tenant with access to the Demised Premises on November 1, 1998, primarily for the purpose of allowing Tenant to prepare the Demised Premises for it's occupancy. To the extent Tenant so occupies the Demised Premises on or prior to the Commencement Date such occupancy shall be upon all of the terms and conditions of this Lease as if it had commenced except that Tenant shall not be obligated to pay Rent until the Commencement Date. Furthermore, Tenant hereby acknowledges that Landlord will be performing Landlord's Work in the Demised Premises prior to the Commencement Date; Tenant hereby agrees that it shall not interfere with the completion of Landlord's Work and shall cooperate with Landlord in order that Landlord might complete said work in a timely fashion.

         R4. Provided this Lease has been executed by Tenant on or prior to October 9, 1998, Landlord hereby agrees that if and to the extent Landlord has not substantially completed Landlord's Work on or prior to February 1, 1999, Tenant shall be entitled to an abatement of Rent for a period of one (1) day for each day after February 1, 1999 that Landlord has not substantially completed Landlord's Work. The provisions of this section shall be subject to the terms and conditions of Article 36.05 of the Lease; that is, to the extent substantial completion of Landlord's Work is delayed due to an Unavoidable Delay, then, the February 1, 1999 deadline shall be extended one (1) day for each day of Unavoidable Delay. Tenant shall use its best efforts to cooperate with Landlord, including but not limited to the exchanging of any information or documentation or approvals so required, in connection with the completion of Landlord's Work. The provisions of this section shall also be subject to Article 5.02 of the Lease.

                                        HARTZ MOUNTAIN ASSOCIATES
                                By:      HARTZ MOUNTAIN INDUSTRIES, INC.
                                                                ("Landlord")

                                By: /s/ Irwin A. Horowitz
                                  ----------------------------------------
                                   Irwin A. Horowitz
                                   Executive Vice President


                                              JENNA LANE, INC.
                                                                ("Tenant")

                                By: /s/ Mitchell Dobies
                                  ----------------------------------------
                                   Name:Mitchell Dobies
                                   Title:Vice Chairman and
                                   Co-Chief Executive Officer

                               EXHIBIT A[DRAWING]

                                    EXHIBIT B

                                DEED DESCRIPTION

                                900 SECAUCUS ROAD

                                (LOT 3, BLOCK 22)

Deed description of a parcel of land situate along the southerly side of Secaucus Road in the Town of Secaucus, Hudson County, New Jersey.

Beginning at a point on the southerly side of Secaucus Road (60' wide), said point being N 68 degrees 17' 22" W 658.00 feet along the southerly side of Secaucus Road (60' wide) from its intersection with the westerly side of Enterprise Avenue South (60' wide) and running; thence

         1. S 21 degrees 42' 38" W 503.73 feet along the westerly side of a 24' wide Railroad Right of Way to a point; thence

         2.       N 68 degrees 17' 22" W 480.27 feet to a point; thence

         3.       N 19 degrees 20' 54" W 97.29 feet to a point of curvature;
                  thence

         4. Along a curve to the Right having a radius of 310.00 feet, an arc length of 51.10 feet to a point on curve; thence

         5.       S 70 degrees 39' 06" W 80.87 feet to a point on curve; thence

         6. Along a curve to the Right having a radius of 390.00 feet, an arc length of 228.44 feet along the westerly side of an ingress and egress easement to a point of tangency; hence

         7. N 21 degrees 42' 38" E 186.76 feet still along the westerly side of an ingress and egress easement to a point of curvature; thence

         8. Along a curve to the left having a radius of 40.00 feet, an arc length of 62.83 feet to a point of tangency on the southerly side of Secaucus Road (60' wide); thence

         9. S 68 degrees 17' 22" E 740.42 feet along the southerly side of Secaucus Road (60' wide) to the point of beginning.

Containing 7.671 acres

Being known as Lot 3, Block 22 as shown on the Town of Secaucus Tax Maps.

Subject to a 80' wide easement for ingress and egress to be used in common with others described as follows:

Beginning at the terminus of the eighth course of the above description and running; thence

         1. S 68 degrees 17' 22" E 160.00 feet along the southerly side of Secaucus Road (60' wide) to a point of curvature; thence

         2. Westerly along a curve to the left having a radius of 40.00 feet, an arc length of 62.83 feet to a point of tangency; thence

         3.       S 21 degrees 42' 38" W 186.76 feet to a point of curvature;
                  thence

         4. Along a curve to the left having a radius of 310.00 feet, an arc length of 171.03 feet to a point on curve and the terminus of the fourth course of the above description; thence

         5. S 70 degrees 39' 06" W 80.87 feet along the fifth course to a point on curve; thence

         6. Along a curve to the Right having a radius of 390.00 feet, an arc length of 228.44 feet along the sixth course of the above description to a point of tangency; thence

         7. N 21 degrees 42' 38" E 186.76 feet along the seventh course of the above description to a point of curvature; thence

         8. Along a curve to the left having a radius of 40.00 feet, an arc length of 62.83 feet along the eighth course of the above description to the point of beginning.

Subject to all easements, rights of ways and agreements of record.

Rev 12/96

                                    EXHIBIT C

                             LANDLORDS'S WORKLETTER

                                JENNA LANE, INC.

                                900 SECAUCUS ROAD

                                  SECAUCUS, NJ

At no cost to tenant, landlord will perform the following work. Unless otherwise noted, all finishes will be that of landlord's standard.

         1. Deliver building in broom clean condition with all mechanicals in good working order.

         2. All existing offices (including warehouse office) to be recarpeted and repainted.

         3.       Repair and/or replace ceiling tiles within office area.

         4. Build approximately 2,000 square feet of retail space (to be carved out of the existing offices). Included in this work will be the demising of the unit, installation of 3 - 4 demising rooms, lights and ceiling tiles to match existing and creating a new entrance door separate from the office entrance. All fixtures will be tenant's responsibility.

         5.       Clean all bathrooms and repair any damaged fixtures.

         6. Construct approximately 4,000 square feet of additional offices which will include the following:

                  A. 12.5 tons of HVAC. Package rooftop unit. Dumped type a/c system with concentric diffuser.

                  B.       Install (25) 8' strip fluorescent lights.

                  C.       VCT tile floor.

                  D.       Full height sheetrock. Interior walls to be painted.

                  E.       One (1) pair of doors

                  F. Eleven (11) Wall mounted 110V, 30 AMP dedicated isolated ground duplex units.

                           Twenty-Six (26) Wall mounted 11OV, 20 AMP standard duplex outlets.

                           Five (5) Wall mounted 22OV, 20 AMP standard duplex outlets

                           Three (3) S.P. switches operating (3) of the above wall mounted 11OV, 20 AMP standard duplex outlets.

                           Five (5) Wall mounted 110V, 20 AMP standard dedicated duplex outlets.

         7.       Patch leak in roof on the northwest side of the warehouse.

         8.       Replace Carrier rooftop air conditioning unit.

                                    EXHIBIT D

                                 MULTI-WAREHOUSE

                              RULES AND REGULATIONS

         1. The rights of each tenant in the entrances, corridors, elevators and escalators servicing the Building are limited to ingress and egress from such tenant's premises for the tenant and its employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, escalators or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators and other facilities of the Building by any other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of, any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

         2. Landlord may refuse admission to the Building outside of Business Hours on Business Days to any person not known to the watchman in charge, or not having a pass issued by Landlord or the tenant whose premises are to be entered, or not otherwise properly identified, and Landlord may require all persons admitted to or leaving the Building outside of Business Hours on Business Days to provide appropriate identification. Tenant shall be responsible for all persons for whom it issues any such pass and shall be liable to Landlord for all acts or omissions of such persons. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character or reputation of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. During any invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building by closing the doors or otherwise for the safety of the tenants and protection of property in the Building.

         3. No tenant shall obtain or accept for use in its premises ice, drinking water, food, beverage, towel, barbering, bootblacking, floor polishing, cleaning or other similar services from any persons not authorized by Landlord in writing to furnish such services, provided that the charges for such services by persons authorized by Landlord are comparable to similar charges in other comparable buildings in Hudson County. Such services shall be furnished only at such hours, and under such reasonable regulations, as may be fixed by Landlord from time to time.

         4. The cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by a tenant or its employees, licensees or invitees, shall be paid by such tenant.

         5. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or be used in connection with, any window or door of the premises of any tenant, without the prior written consent of Landlord. Such curtains, blinds, shades or screens must be of a quality, type, design and color, and attached in the manner approved by Landlord.

         6. No lettering, sign, advertisement, notice or object shall be displayed in or on the windows or doors, or on the outside of any tenant's premises, or at any point inside any tenant's premises where the same might be visible outside of such premises, without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs, elevator cab designations and lettering on doors and the Building directory shall, if and when approved by Landlord, be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.

         7. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills or on the peripheral air conditioning enclosures, if any.

         8. No showcase or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules.

         9. Linoleum, tile or other floor covering shall be laid in a tenant's premises only in a manner first approved in writing by Landlord.

         10. No tenant shall mark, paint, drill into, or in any way deface any part of its premises or the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct.

         11. No bicycles, vehicles, animals, fish or birds of any kind shall be brought into or kept in or about the premises of any tenant of the Building.

         12. No noise, including, but not limited to, music or the playing of musical instruments, recordings, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant. Nothing shall be done or permitted in the premises of any tenant which would impair or interfere with the use or enjoyment by any other tenant of any other space in the Building.

         13. No tenant, nor any tenant's contractors, employees, agents, visitors or licensees, shall at any time bring into or keep upon the premises or the Building any inflammable, combustible, explosive or otherwise dangerous fluid, chemical or substance.

         14. Additional locks or bolts of any kind which shall not be operable by the grand master key for the Building shall not be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or the mechanism thereof which shall make such locks inoperable by said grand master key. Additional keys for a tenant's premises and toilet rooms shall be procured only from Landlord who may make a reasonable charge therefor. Each tenant shall, upon the termination of its tenancy, turn over to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys furnished by Landlord such tenant shall pay to Landlord the cost thereof.

         15. All removals, or the carrying in or out of any safes, freight, furniture, packages, boxes, crates or any other object or matter of any description must take place during such hours and in such elevators and in such manner as Landlord or its agent may determine from time to time. The persons employed to move safes and other heavy objects shall be reasonably acceptable to Landlord and, if so required by law, shall hold a master rigger's license. Arrangements will be made by Landlord with any tenant for moving large quantities of furniture and equipment into or out of the Building. All labor and engineering costs incurred by Landlord in connection with any moving specified in this rule, shall be paid by Tenant to Landlord, on demand.

         16. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violate any of these Rules and Regulations or this Lease. Landlord may require any person leaving the Building with any package or other object or matter to submit a pass, listing such package or object or matter, from the tenant from whose premises the package or object or matter is being removed, but the establishment and enlargement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of such tenant. Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the premises or the Building under the provisions of this RULE or of RULE 2 hereof.

         17. No tenant shall occupy or permit any portion of its premises to be occupied as an office for a public stenographer or public typist, or for the possession, storage, manufacture, or sale of liquor, narcotics, tobacco in any form, or as a barber, beauty or manicure shop, or as a school. No tenant shall use its premises or any part thereof to be used for manufacturing, or the sale at retail or auction of merchandise, goods or property of any kind.

         18. Landlord shall have the right to prohibit any advertising or identifying sign by any tenant which, in Landlord's judgment, tends to impair the reputation of the Building or its desirability as a building for others, and upon written notice from Landlord, such tenant shall refrain from and discontinue such advertising or identifying sign.

         19. Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon any tenant's premises. If, in the judgment of Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the tenant and in such a manner as Landlord shall determine.

         20. No machinery or mechanical equipment other than ordinary portable business machines may be installed or operated in any tenant's premises without Landlord's prior written consent, and in no case (even where the same are of a type so excepted or as so consented to by Landlord) shall any machines or mechanical equipment be so placed or operated as to disturb other tenants; but machines and mechanical equipment which may be permitted to be installed and used in a tenant's premises shall be so equipped, installed and maintained by such tenant as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such premises to any other area of the Building.

         21. Landlord, its contractors, and their respective employees, shall have the right to use, without charge therefor all light, power and water in the premises of any tenant while cleaning or making repairs or alterations in the premises of such tenant.

         22. No premises of any tenant shall be used for lodging or sleeping or for any immoral or illegal purpose.

         23. The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.

         24. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

         25. No tenant shall cause or permit any unusual or objectionable odors to emanate from its premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in the premises of any tenant except as is expressly permitted in such tenant's Lease.

         26. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which would impair or interfere with any of the Building's services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises nor shall there be installed by any tenant any ventilating, air-conditioning, electrical or other equipment of any kind which, in the judgment of Landlord, might cause any such impairment or interference.

         27. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenants who, or whose servants, employees, agents, visitors or licensees shall have, caused the same. Any cuspidors or containers or receptacles used as such in the premises of any tenant or for garbage or similar refuse, shall be emptied, cared for and cleaned by and at the expense of such tenant.

         28. All entrance doors in each tenant's premises shall be left locked and all windows shall be left closed by the tenant when the tenant's premises are not in use. Entrance doors shall not be left open at any time. Each tenant, before closing and leaving its premises at any time, shall turn out all lights.

         29. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

         30. All windows in each tenant's premises shall be kept closed, and all blinds therein above the ground floor shall be lowered as reasonably required because of the position of the sun, during the operation of the Building air-conditioning system to cool or ventilate the tenant's premises.

         31. Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in its judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. Landlord shall not be responsible to any tenant for the non-observance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Building.

:\LEGAL\DOCS\PATTON\JENNA\DRAFTS\RULES.WAR

                                    EXHIBIT E

                       [NAME AND ADDRESS OF ISSUING BANK]

         [INSERT DATE]

         IRREVOCABLE LETTER OF CREDIT NO. (INSERT NUMBER)

Hartz Mountain Associates
c/o Hartz Mountain Industries, Inc.
400 Plaza Drive
Secaucus, New Jersey 07094

Gentlemen:

At   the request       and    for the      account of

located at
(hereinafter called "Applicant"), we hereby establish our Irrevocable

Letter of Credit No. [INSERT NUMBER] in your favor and authorize you and your assigns to draw on us up to the aggregate amount of US$ 500,000.00 (as such amount may be reduced from time to time in accordance with the schedule annexed hereto, but in no event less than $ ) available by your draft(s) at sight drawn on us and accompanied by the following:

A statement signed as follows: "The drawer hereunder is entitled to draw upon this letter of credit pursuant to that certain lease agreement, ,


                  as Tenant (the "Lease")."

This Irrevocable Letter of Credit will be duly honored by us at sight upon delivery of the statement set forth above without inquiry as to the accuracy of such statement and regardless of whether Applicant disputes the content of such statement. Partial drawings against this Letter of Credit are permitted.

This Irrevocable Letter of Credit shall automatically renew itself for successive twelve (12) month periods from the date above, unless we notify you, by certified mail, return receipt requested, of our intention not to renew at least sixty (60) days prior to any annual renewal date. This credit will expire at our counters

         This irrevocable Letter of Credit is transferable at no charge to any transferee of Landlord upon notice to the undersigned from you and such transferee.

         Multiple draws on this Letter of Credit are permitted.

This credit is subject to the Uniform Customs and Practices for Documentary Credits ( 993 Revisions International Chamber of Commerce, Publication #500).

Upon receipt of the documents above described, we shall pay you as requested.

                                                     Very truly yours,

Name of Bank                              Countersigned:

         Vice President                                  Vice President